ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and

Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

March 24, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Assets:
Investments at Net Asset Value	$2,240	$3,154	$2,691	$405	$2,288	$405,308

Total Assets	2,240	3,154	2,691	405	2,288	405,308

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	2,240	3,154	2,691	405	2,288	405,308

Contract Owners’ Equity:
Contracts in Accumulation Period	2,186	3,142	2,691	405	2,288	405,265
Contracts in Annuity Payment Period	54	12	—	—	—	43

Total Contract Owners’ Equity	$2,240	$3,154	$2,691	$405	$2,288	$405,308

Investment Shares	31	54	136	14	166	25,475
Investments at Cost	$1,789	$2,941	$2,431	$365	$2,249	$340,556

	AZL BlackRock Capital Appreciation Fund	AZL Dreyfus Research Growth Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Gateway Fund
Assets:
Investments at Net Asset Value	$461,779	$227,676	$1,923	$296,160	$470,908	$81,620

Total Assets	461,779	227,676	1,923	296,160	470,908	81,620

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	461,779	227,676	1,923	296,160	470,908	81,620

Contract Owners’ Equity:
Contracts in Accumulation Period	461,778	227,631	1,923	296,051	470,908	81,620
Contracts in Annuity Payment Period	1	45	—	109	—	—

Total Contract Owners’ Equity	$461,779	$227,676	$1,923	$296,160	$470,908	$81,620

Investment Shares	24,787	15,028	173	13,347	34,323	6,876
Investments at Cost	$341,713	$163,631	$1,912	$246,802	$413,691	$76,075

See accompanying notes to financial statements

3	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Assets:
Investments at Net Asset Value	$1,293,924	$79,458	$828,241	$262,285	$283,111	$289,859

Total Assets	1,293,924	79,458	828,241	262,285	283,111	289,859

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,293,924	79,458	828,241	262,285	283,111	289,859

Contract Owners’ Equity:
Contracts in Accumulation Period	1,293,797	79,458	828,216	262,187	283,093	289,783
Contracts in Annuity Payment Period	127	—	25	98	18	76

Total Contract Owners’ Equity	$1,293,924	$79,458	$828,241	$262,285	$283,111	$289,859

Investment Shares	69,157	5,200	50,196	16,032	15,395	16,961
Investments at Cost	$1,019,699	$75,426	$669,287	$195,537	$233,753	$265,042

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund
Assets:
Investments at Net Asset Value	$249,235	$262,038	$143,173	$332,017	$158,052	$658,723

Total Assets	249,235	262,038	143,173	332,017	158,052	658,723

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	249,235	262,038	143,173	332,017	158,052	658,723

Contract Owners’ Equity:
Contracts in Accumulation Period	249,211	262,021	143,173	331,992	157,988	657,493
Contracts in Annuity Payment Period	24	17	—	25	64	1,230

Total Contract Owners’ Equity	$249,235	$262,038	$143,173	$332,017	$158,052	$658,723

Investment Shares	15,123	11,418	11,408	25,481	6,728	658,723
Investments at Cost	$163,355	$166,075	$106,179	$251,201	$125,602	$658,723

See accompanying notes to financial statements

4	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund
Assets:
Investments at Net Asset Value	$79,181	$373,183	$184,352	$732,907	$267,848	$1,177,036

Total Assets	79,181	373,183	184,352	732,907	267,848	1,177,036

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	79,181	373,183	184,352	732,907	267,848	1,177,036

Contract Owners’ Equity:
Contracts in Accumulation Period	79,155	373,171	184,352	732,907	267,848	1,176,630
Contracts in Annuity Payment Period	26	12	—	—	—	406

Total Contract Owners’ Equity	$79,181	$373,183	$184,352	$732,907	$267,848	$1,177,036

Investment Shares	7,127	22,030	14,678	60,074	21,445	90,402
Investments at Cost	$63,387	$309,946	$167,493	$663,559	$251,688	$993,548

	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$245,047	$820,405	$2,470,502	$980,919	$419,756	$261,656

Total Assets	245,047	820,405	2,470,502	980,919	419,756	261,656

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	245,047	820,405	2,470,502	980,919	419,756	261,656

Contract Owners’ Equity:
Contracts in Accumulation Period	245,047	819,931	2,470,297	980,919	419,756	261,656
Contracts in Annuity Payment Period	—	474	205	—	—	—

Total Contract Owners’ Equity	$245,047	$820,405	$2,470,502	$980,919	$419,756	$261,656

Investment Shares	19,402	63,845	189,311	70,570	29,211	25,039
Investments at Cost	$228,175	$672,870	$2,022,893	$860,571	$366,041	$264,363

See accompanying notes to financial statements

5	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$1,192	$165,488	$34,914	$7,763	$8,628	$601,514

Total Assets	1,192	165,488	34,914	7,763	8,628	601,514

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,192	165,488	34,914	7,763	8,628	601,514

Contract Owners’ Equity:
Contracts in Accumulation Period	1,192	165,480	34,914	7,763	8,628	601,328
Contracts in Annuity Payment Period	—	8	—	—	—	186

Total Contract Owners’ Equity	$1,192	$165,488	$34,914	$7,763	$8,628	$601,514

Investment Shares	104	11,484	3,443	454	582	41,762
Investments at Cost	$1,299	$137,392	$34,603	$7,211	$8,357	$407,709

	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Assets:
Investments at Net Asset Value	$24,258	$168,550	$203,055	$492,424	$1,065	$1,922,760

Total Assets	24,258	168,550	203,055	492,424	1,065	1,922,760

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	24,258	168,550	203,055	492,424	1,065	1,922,760

Contract Owners’ Equity:
Contracts in Accumulation Period	24,198	168,550	203,055	492,267	1,065	1,922,732
Contracts in Annuity Payment Period	60	—	—	157	—	28

Total Contract Owners’ Equity	$24,258	$168,550	$203,055	$492,424	$1,065	$1,922,760

Investment Shares	3,300	22,963	13,160	30,970	98	135,692
Investments at Cost	$15,251	$161,761	$143,114	$360,153	$999	$1,903,476

See accompanying notes to financial statements

6	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio
Assets:
Investments at Net Asset Value	$1,533	$54,846	$906	$64,243	$455	$54,416

Total Assets	1,533	54,846	906	64,243	455	54,416

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,533	54,846	906	64,243	455	54,416

Contract Owners’ Equity:
Contracts in Accumulation Period	1,533	54,788	891	64,238	455	54,374
Contracts in Annuity Payment Period	—	58	15	5	—	42

Total Contract Owners’ Equity	$1,533	$54,846	$906	$64,243	$455	$54,416

Investment Shares	52	2,798	30	4,289	34	4,807
Investments at Cost	$1,451	$34,225	$526	$48,766	$410	$51,567

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio
Assets:
Investments at Net Asset Value	$339	$7,243	$941	$29,622	$96,215	$530

Total Assets	339	7,243	941	29,622	96,215	530

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	339	7,243	941	29,622	96,215	530

Contract Owners’ Equity:
Contracts in Accumulation Period	339	7,243	941	29,622	96,215	530
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$339	$7,243	$941	$29,622	$96,215	$530

Investment Shares	7	788	103	2,399	8,051	14
Investments at Cost	$319	$7,430	$950	$26,272	$87,730	$517

See accompanying notes to financial statements

7	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund	Franklin Income VIP Fund
Assets:
Investments at Net Asset Value	$946	$156,501	$115,754	$221,483	$254,351	$1,459,501

Total Assets	946	156,501	115,754	221,483	254,351	1,459,501

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	946	156,501	115,754	221,483	254,351	1,459,501

Contract Owners’ Equity:
Contracts in Accumulation Period	946	156,501	115,578	220,655	254,219	1,458,376
Contracts in Annuity Payment Period	—	—	176	828	132	1,125

Total Contract Owners’ Equity	$946	$156,501	$115,754	$221,483	$254,351	$1,459,501

Investment Shares	86	21,092	7,208	13,083	39,528	90,876
Investments at Cost	$993	$149,362	$128,505	$185,101	$256,338	$1,379,010

	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund
Assets:
Investments at Net Asset Value	$137,861	$641,380	$290,768	$62,779	$124,840	$1,342

Total Assets	137,861	641,380	290,768	62,779	124,840	1,342

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	137,861	641,380	290,768	62,779	124,840	1,342

Contract Owners’ Equity:
Contracts in Accumulation Period	137,692	640,988	289,945	62,621	124,638	1,342
Contracts in Annuity Payment Period	169	392	823	158	202	—

Total Contract Owners’ Equity	$137,861	$641,380	$290,768	$62,779	$124,840	$1,342

Investment Shares	5,981	28,326	9,932	2,804	5,166	116
Investments at Cost	$91,756	$478,601	$174,333	$43,095	$102,158	$1,402

See accompanying notes to financial statements

8	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund
Assets:
Investments at Net Asset Value	$373,386	$4,846	$310	$1,310	$2,066	$299

Total Assets	373,386	4,846	310	1,310	2,066	299

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	373,386	4,846	310	1,310	2,066	299

Contract Owners’ Equity:
Contracts in Accumulation Period	372,855	4,838	310	1,310	2,066	273
Contracts in Annuity Payment Period	531	8	—	—	—	26

Total Contract Owners’ Equity	$373,386	$4,846	$310	$1,310	$2,066	$299

Investment Shares	29,214	89	16	108	50	12
Investments at Cost	$379,522	$3,068	$294	$1,360	$1,281	$217

	Invesco V.I. International Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio
Assets:
Investments at Net Asset Value	$548	$3,307	$887	$376	$227	$635

Total Assets	548	3,307	887	376	227	635

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	548	3,307	887	376	227	635

Contract Owners’ Equity:
Contracts in Accumulation Period	548	3,307	887	376	227	635
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$548	$3,307	$887	$376	$227	$635

Investment Shares	16	304	136	80	19	59
Investments at Cost	$300	$3,570	$1,034	$452	$216	$581

See accompanying notes to financial statements

9	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio
Assets:
Investments at Net Asset Value	$1,437	$11,905	$—	$3,380	$113	$306

Total Assets	1,437	11,905	—	3,380	113	306

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,437	11,905	—	3,380	113	306

Contract Owners’ Equity:
Contracts in Accumulation Period	1,437	11,905	—	3,380	113	306
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$1,437	$11,905	$—	$3,380	$113	$306

Investment Shares	57	299	—	305	4	24
Investments at Cost	$1,419	$6,929	$—	$3,356	$46	$315

	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Diversified Alternatives Fund/VA	Oppenheimer Global Fund/ VA
Assets:
Investments at Net Asset Value	$691	$1,523	$12,363	$846	$60	$66,515

Total Assets	691	1,523	12,363	846	60	66,515

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	691	1,523	12,363	846	60	66,515

Contract Owners’ Equity:
Contracts in Accumulation Period	691	1,523	12,363	846	60	66,388
Contracts in Annuity Payment Period	—	—	—	—	—	127

Total Contract Owners’ Equity	$691	$1,523	$12,363	$846	$60	$66,515

Investment Shares	84	71	931	25	6	1,684
Investments at Cost	$733	$1,450	$12,349	$831	$64	$44,179

See accompanying notes to financial statements

10	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio
Assets:
Investments at Net Asset Value	$4,801	$1,131	$58,029	$405,078	$521,382	$85,039

Total Assets	4,801	1,131	58,029	405,078	521,382	85,039

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	4,801	1,131	58,029	405,078	521,382	85,039

Contract Owners’ Equity:
Contracts in Accumulation Period	4,801	1,131	57,961	404,940	521,321	85,039
Contracts in Annuity Payment Period	—	—	68	138	61	—

Total Contract Owners’ Equity	$4,801	$1,131	$58,029	$405,078	$521,382	$85,039

Investment Shares	906	471	1,727	32,672	50,326	17,498
Investments at Cost	$5,000	$1,195	$33,394	$334,799	$554,177	$139,744

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio
Assets:
Investments at Net Asset Value	$164,263	$84,398	$99,662	$223,644	$79,643	$710,595

Total Assets	164,263	84,398	99,662	223,644	79,643	710,595

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	164,263	84,398	99,662	223,644	79,643	710,595

Contract Owners’ Equity:
Contracts in Accumulation Period	164,263	84,398	99,600	223,644	79,643	710,498
Contracts in Annuity Payment Period	—	—	62	—	—	97

Total Contract Owners’ Equity	$164,263	$84,398	$99,662	$223,644	$79,643	$710,595

Investment Shares	12,944	8,959	8,340	19,346	8,410	89,835
Investments at Cost	$176,717	$89,379	$111,461	$239,275	$82,319	$709,518

See accompanying notes to financial statements

11	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	SP International Growth Portfolio
Assets:
Investments at Net Asset Value	$2,031	$474,287	$1,202,265	$235,849	$431	$6,492

Total Assets	2,031	474,287	1,202,265	235,849	431	6,492

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	2,031	474,287	1,202,265	235,849	431	6,492

Contract Owners’ Equity:
Contracts in Accumulation Period	2,031	474,175	1,202,108	235,849	431	6,492
Contracts in Annuity Payment Period	—	112	157	—	—	—

Total Contract Owners’ Equity	$2,031	$474,287	$1,202,265	$235,849	$431	$6,492

Investment Shares	192	37,025	107,345	22,569	33	1,114
Investments at Cost	$2,044	$504,549	$1,200,623	$233,416	$408	$6,702

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Assets:
Investments at Net Asset Value	$2,175	$1,731	$1,942	$150,834	$886,197	$446,037

Total Assets	2,175	1,731	1,942	150,834	886,197	446,037

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	2,175	1,731	1,942	150,834	886,197	446,037

Contract Owners’ Equity:
Contracts in Accumulation Period	2,175	1,731	1,942	150,602	885,991	445,478
Contracts in Annuity Payment Period	—	—	—	232	206	559

Total Contract Owners’ Equity	$2,175	$1,731	$1,942	$150,834	$886,197	$446,037

Investment Shares	108	58	54	9,909	49,212	30,435
Investments at Cost	$1,749	$1,493	$1,660	$140,938	$915,002	$376,111

See accompanying notes to financial statements

12	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities

December 31, 2014

(In thousands)

Total All Funds
Assets:
Investments at Net Asset Value	$28,554,738

Total Assets	28,554,738

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—

Total Liabilities	—

Net Assets:	28,554,738

Contract Owners’ Equity:
Contracts in Accumulation Period	28,544,699
Contracts in Annuity Payment Period	10,039

Total Contract Owners’ Equity	$28,554,738

Investment Shares	2,690,029
Investments at Cost	$25,145,949

See accompanying notes to financial statements

13

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio (B)	AZL Balanced Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$2	$5	$—	$—	$1	$5,550

Expenses:
Mortality and Expense Risk Charges	32	46	47	7	10	7,438

Investment Income (Loss), Net	(30)	(41)	(47)	(7)	(9)	(1,888)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	326	493	—	37	2	4,875
Realized Gains (Losses) on Sales of Investments, Net	63	63	30	7	2	11,267

Realized Gains (Losses) on Investments, Net	389	556	30	44	4	16,142

Net Change in Unrealized Appreciation (Depreciation) on Investments	(111)	(235)	185	(43)	39	1,470

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	278	321	215	1	43	17,612

Net Increase (Decrease) in Net Assets From Operations	$248	$280	$168	$(6)	$34	$15,724

	AZL BlackRock Capital Appreciation Fund	AZL Dreyfus Research Growth Fund	AZL Enhanced Bond Index Fund (B)	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Gateway Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$358	$7	$2,602	$7,593	$919

Expenses:
Mortality and Expense Risk Charges	9,157	4,652	7	6,575	8,701	1,442

Investment Income (Loss), Net	(9,157)	(4,294)	—	(3,973)	(1,108)	(523)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	46,279	11,766	—	37,318	8,045	—
Realized Gains (Losses) on Sales of Investments, Net	32,295	17,406	1	17,730	14,575	1,617

Realized Gains (Losses) on Investments, Net	78,574	29,172	1	55,048	22,620	1,617

Net Change in Unrealized Appreciation (Depreciation) on Investments	(39,133)	(11,278)	11	(35,346)	(19,729)	(342)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	39,441	17,894	12	19,702	2,891	1,275

Net Increase (Decrease) in Net Assets From Operations	$30,284	$13,600	$12	$15,729	$1,783	$752

See accompanying notes to financial statements

14	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL Growth Index Strategy Fund	AZL Interna- tional Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco Interna- tional Equity Fund	AZL JPMorgan International Opportunities Fund
Investment Income:
Dividends Reinvested in Fund Shares	$15,180	$1,521	$6,087	$2,628	$4,496	$4,378

Expenses:
Mortality and Expense Risk Charges	23,110	1,484	15,399	5,274	6,342	6,810

Investment Income (Loss), Net	(7,930)	37	(9,312)	(2,646)	(1,846)	(2,432)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	6,065	—	20,592	8,445	—	—
Realized Gains (Losses) on Sales of Investments, Net	38,672	2,624	30,396	16,803	13,433	10,036

Realized Gains (Losses) on Investments, Net	44,737	2,624	50,988	25,248	13,433	10,036

Net Change in Unrealized Appreciation (Depreciation) on Investments	19,178	(9,455)	6,679	(2,624)	(16,720)	(38,630)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	63,915	(6,831)	57,667	22,624	(3,287)	(28,594)

Net Increase (Decrease) in Net Assets From Operations	$55,985	$(6,794)	$48,355	$19,978	$(5,133)	$(31,026)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1,777	$1,878	$485	$4,550	$1,030	$—

Expenses:
Mortality and Expense Risk Charges	4,802	5,395	2,653	6,718	2,735	12,762

Investment Income (Loss), Net	(3,025)	(3,517)	(2,168)	(2,168)	(1,705)	(12,762)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	5,251	6,074	—	5,451	54
Realized Gains (Losses) on Sales of Investments, Net	17,150	20,591	10,756	15,715	8,438	—

Realized Gains (Losses) on Investments, Net	17,150	25,842	16,830	15,715	13,889	54

Net Change in Unrealized Appreciation (Depreciation) on Investments	12,592	(1,224)	(2,898)	12,345	(1,580)	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	29,742	24,618	13,932	28,060	12,309	54

Net Increase (Decrease) in Net Assets From Operations	$26,717	$21,101	$11,764	$25,892	$10,604	$(12,708)

See accompanying notes to financial statements

15	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund
Investment Income:
Dividends Reinvested in Fund Shares	$770	$—	$1,636	$328	$2,253	$16,218

Expenses:
Mortality and Expense Risk Charges	1,668	8,182	2,421	10,238	3,471	21,845

Investment Income (Loss), Net	(898)	(8,182)	(785)	(9,910)	(1,218)	(5,627)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	36,425	1,129	3,376	1,664	—
Realized Gains (Losses) on Sales of Investments, Net	3,879	22,186	2,374	5,746	2,392	26,481

Realized Gains (Losses) on Investments, Net	3,879	58,611	3,503	9,122	4,056	26,481

Net Change in Unrealized Appreciation (Depreciation) on Investments	5,695	(56,189)	4,318	3,905	(2,197)	10,584

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	9,574	2,422	7,821	13,027	1,859	37,065

Net Increase (Decrease) in Net Assets From Operations	$8,676	$(5,760)	$7,036	$3,117	$641	$31,438

	AZL MVP Fusion Conser- vative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Apprec- iation Fund (A)
Investment Income:
Dividends Reinvested in Fund Shares	$3,669	$10,804	$31,892	$6,605	$1,348	$299

Expenses:
Mortality and Expense Risk Charges	4,435	18,628	44,980	12,307	5,264	1,739

Investment Income (Loss), Net	(766)	(7,824)	(13,088)	(5,702)	(3,916)	(1,440)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	5,956	—	—	5,370	1,160	14,989
Realized Gains (Losses) on Sales of Investments, Net	5,876	27,190	65,974	6,885	3,809	297

Realized Gains (Losses) on Investments, Net	11,832	27,190	65,974	12,255	4,969	15,286

Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,889)	(1,769)	5,820	34,331	22,673	(2,707)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	7,943	25,421	71,794	46,586	27,642	12,579

Net Increase (Decrease) in Net Assets From Operations	$7,177	$17,597	$58,706	$40,884	$23,726	$11,139

See accompanying notes to financial statements

16	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$20	$—	$373	$51	$77	$6,929

Expenses:
Mortality and Expense Risk Charges	5	3,648	353	20	21	11,083

Investment Income (Loss), Net	15	(3,648)	20	31	56	(4,154)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	41	11,175	—	373	476	—
Realized Gains (Losses) on Sales of Investments, Net	(16)	8,702	80	233	117	44,702

Realized Gains (Losses) on Investments, Net	25	19,877	80	606	593	44,702

Net Change in Unrealized Appreciation (Depreciation) on Investments	(126)	(26,145)	456	(57)	(130)	20,220

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(101)	(6,268)	536	549	463	64,922

Net Increase (Decrease) in Net Assets From Operations	$(86)	$(9,916)	$556	$580	$519	$60,768

	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Investment Income:
Dividends Reinvested in Fund Shares	$235	$1,122	$1,242	$1,520	$16	$43,399

Expenses:
Mortality and Expense Risk Charges	393	3,979	4,213	9,721	3	36,272

Investment Income (Loss), Net	(158)	(2,857)	(2,971)	(8,201)	13	7,127

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	41	289	11,776	48,366	63	168,201
Realized Gains (Losses) on Sales of Investments, Net	1,686	2,719	18,527	31,328	7	36,282

Realized Gains (Losses) on Investments, Net	1,727	3,008	30,303	79,694	70	204,483

Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,227)	(13,527)	(21,901)	(26,837)	6	(208,799)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(1,500)	(10,519)	8,402	52,857	76	(4,316)

Net Increase (Decrease) in Net Assets From Operations	$(1,658)	$(13,376)	$5,431	$44,656	$89	$2,811

See accompanying notes to financial statements

17	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$751	$5	$508

Expenses:
Mortality and Expense Risk Charges	3	1,135	15	1,381	7	1,098

Investment Income (Loss), Net	(3)	(1,135)	(15)	(630)	(2)	(590)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	79	—	72	7,040	—	10,998
Realized Gains (Losses) on Sales of Investments, Net	15	4,096	64	4,279	(2)	2,483

Realized Gains (Losses) on Investments, Net	94	4,096	136	11,319	(2)	13,481

Net Change in Unrealized Appreciation (Depreciation) on Investments	39	(892)	61	(4,390)	104	(10,668)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	133	3,204	197	6,929	102	2,813

Net Increase (Decrease) in Net Assets From Operations	$130	$2,069	$182	$6,299	$100	$2,223

	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$4	$204	$1	$293	$1,057	$—

Expenses:
Mortality and Expense Risk Charges	1	19	2	506	1,700	1

Investment Income (Loss), Net	3	185	(1)	(213)	(643)	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	5	—	—	238	2,573	10
Realized Gains (Losses) on Sales of Investments, Net	—	(14)	9	986	2,462	(1)

Realized Gains (Losses) on Investments, Net	5	(14)	9	1,224	5,035	9

Net Change in Unrealized Appreciation (Depreciation) on Investments	11	(175)	(14)	(21)	(1,230)	16

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	16	(189)	(5)	1,203	3,805	25

Net Increase (Decrease) in Net Assets From Operations	$19	$(4)	$(6)	$990	$3,162	$24

See accompanying notes to financial statements

18	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund	Franklin Income VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$27	$4,693	$612	$5,766	$17,076	$72,498

Expenses:
Mortality and Expense Risk Charges	2	3,749	2,209	3,715	5,159	25,499

Investment Income (Loss), Net	25	944	(1,597)	2,051	11,917	46,999

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	11	143	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	1	2,280	(3,092)	5,205	3,366	23,080

Realized Gains (Losses) on Investments, Net	12	2,423	(3,092)	5,205	3,366	23,080

Net Change in Unrealized Appreciation (Depreciation) on Investments	(25)	(2,117)	18,958	9,066	(19,318)	(33,134)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(13)	306	15,866	14,271	(15,952)	(10,054)

Net Increase (Decrease) in Net Assets From Operations	$12	$1,250	$14,269	$16,322	$(4,035)	$36,945

	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1,659	$13,691	$4,212	$452	$—	$47

Expenses:
Mortality and Expense Risk Charges	2,599	12,849	5,321	1,382	2,326	3

Investment Income (Loss), Net	(940)	842	(1,109)	(930)	(2,326)	44

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	3,501	5,798	5,190	24,921	15
Realized Gains (Losses) on Sales of Investments, Net	7,320	36,461	20,194	4,676	4,621	2

Realized Gains (Losses) on Investments, Net	7,320	39,962	25,992	9,866	29,542	17

Net Change in Unrealized Appreciation (Depreciation) on Investments	7,511	(6,250)	(5,626)	(10,040)	(20,192)	(60)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	14,831	33,712	20,366	(174)	9,350	(43)

Net Increase (Decrease) in Net Assets From Operations	$13,891	$34,554	$19,257	$(1,104)	$7,024	$1

See accompanying notes to financial statements

19	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Franklin U.S. Govern- ment Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Growth and Income Fund
Investment Income:
Dividends Reinvested in Fund Shares	$10,114	$1	$1	$—	$19	$5

Expenses:
Mortality and Expense Risk Charges	6,788	81	1	4	38	5

Investment Income (Loss), Net	3,326	(80)	—	(4)	(19)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	24	78	10	34
Realized Gains (Losses) on Sales of Investments, Net	(2,147)	282	2	(8)	147	7

Realized Gains (Losses) on Investments, Net	(2,147)	282	26	70	157	41

Net Change in Unrealized Appreciation (Depreciation) on Investments	4,856	110	(2)	(2)	2	(17)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	2,709	392	24	68	159	24

Net Increase (Decrease) in Net Assets From Operations	$6,035	$312	$24	$64	$140	$24

	Invesco V.I. Interna- tional Growth Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$9	$15	$—	$—	$1	$—

Expenses:
Mortality and Expense Risk Charges	10	9	2	1	—	2

Investment Income (Loss), Net	(1)	6	(2)	(1)	1	(2)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	400	15	—	27	33
Realized Gains (Losses) on Sales of Investments, Net	22	(12)	(1)	1	—	4

Realized Gains (Losses) on Investments, Net	22	388	14	1	27	37

Net Change in Unrealized Appreciation (Depreciation) on Investments	(29)	(562)	(170)	(81)	(7)	7

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(7)	(174)	(156)	(80)	20	44

Net Increase (Decrease) in Net Assets From Operations	$(8)	$(168)	$(158)	$(81)	$21	$42

See accompanying notes to financial statements

20	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund (C)	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$2	$10	$1	$5

Expenses:
Mortality and Expense Risk Charges	4	250	1	13	2	1

Investment Income (Loss), Net	(4)	(250)	1	(3)	(1)	4

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	108	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	1	929	41	3	33	2

Realized Gains (Losses) on Investments, Net	109	929	41	3	33	2

Net Change in Unrealized Appreciation (Depreciation) on Investments	(83)	176	(46)	27	(17)	(24)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	26	1,105	(5)	30	16	(22)

Net Increase (Decrease) in Net Assets From Operations	$22	$855	$(4)	$27	$15	$(18)

	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Diversified Alternatives Fund/VA (B)	Oppenheimer Global Fund/ VA
Investment Income:
Dividends Reinvested in Fund Shares	$—	$21	$72	$15	$2	$799

Expenses:
Mortality and Expense Risk Charges	1	3	37	2	—	1,446

Investment Income (Loss), Net	(1)	18	35	13	2	(647)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	92	—	—	30	1	3,259
Realized Gains (Losses) on Sales of Investments, Net	10	18	(20)	5	—	5,347

Realized Gains (Losses) on Investments, Net	102	18	(20)	35	1	8,606

Net Change in Unrealized Appreciation (Depreciation) on Investments	(48)	(26)	16	(1)	(4)	(7,741)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	54	(8)	(4)	34	(3)	865

Net Increase (Decrease) in Net Assets From Operations	$53	$10	$31	$47	$(1)	$218

See accompanying notes to financial statements

21	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$234	$12	$496	$—	$29,256	$398

Expenses:
Mortality and Expense Risk Charges	100	3	1,173	8,894	10,245	2,317

Investment Income (Loss), Net	134	9	(677)	(8,894)	19,011	(1,919)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	25	1,200	6,605	—	—
Realized Gains (Losses) on Sales of Investments, Net	(38)	(8)	4,383	19,920	537	(10,284)

Realized Gains (Losses) on Investments, Net	(38)	17	5,583	26,525	537	(10,284)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(28)	(124)	(68)	(20,460)	(25,328)	(8,425)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(66)	(107)	5,515	6,065	(24,791)	(18,709)

Net Increase (Decrease) in Net Assets From Operations	$68	$(98)	$4,838	$(2,829)	$(5,780)	$(20,628)

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$9,417	$1,630	$2,640	$5,991	$2,557	$39,019

Expenses:
Mortality and Expense Risk Charges	3,253	1,335	2,043	4,069	1,098	12,452

Investment Income (Loss), Net	6,164	295	597	1,922	1,459	26,567

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3,292	—	2,961	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(221)	(145)	(1,658)	(5,678)	(445)	5,650

Realized Gains (Losses) on Investments, Net	3,071	(145)	1,303	(5,678)	(445)	5,650

Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,122)	(3,038)	(1,271)	10,827	1,355	(21,531)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(6,051)	(3,183)	32	5,149	910	(15,881)

Net Increase (Decrease) in Net Assets From Operations	$113	$(2,888)	$629	$7,071	$2,369	$10,686

See accompanying notes to financial statements

22	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	SP International Growth Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$20	$7,126	$27,500	$2,417	$5	$—

Expenses:
Mortality and Expense Risk Charges	5	8,958	22,556	3,524	1	151

Investment Income (Loss), Net	15	(1,832)	4,944	(1,107)	4	(151)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	3	—
Realized Gains (Losses) on Sales of Investments, Net	—	(5,838)	841	436	—	45

Realized Gains (Losses) on Investments, Net	—	(5,838)	841	436	3	45

Net Change in Unrealized Appreciation (Depreciation) on Investments	(8)	14,440	24,874	3,675	12	(528)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(8)	8,602	25,715	4,111	15	(483)

Net Increase (Decrease) in Net Assets From Operations	$7	$6,770	$30,659	$3,004	$19	$(634)

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$25	$—	$3,591	$44,988	$6,967

Expenses:
Mortality and Expense Risk Charges	6	5	4	2,990	14,836	9,064

Investment Income (Loss), Net	(6)	20	(4)	601	30,152	(2,097)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	135	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	83	50	25	3,965	(524)	20,672

Realized Gains (Losses) on Investments, Net	83	50	160	3,965	(524)	20,672

Net Change in Unrealized Appreciation (Depreciation) on Investments	103	41	190	(26,664)	(28,439)	(40,150)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	186	91	350	(22,699)	(28,963)	(19,478)

Net Increase (Decrease) in Net Assets From Operations	$180	$111	$346	$(22,098)	$1,189	$(21,575)

See accompanying notes to financial statements

23	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations

For the year ended December 31, 2014

(In thousands)

Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$510,790

Expenses:
Mortality and Expense Risk Charges	524,951

Investment Income (Loss), Net	(14,161)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	550,869
Realized Gains (Losses) on Sales of Investments, Net	752,051

Realized Gains (Losses) on Investments, Net	1,302,920

Net Change in Unrealized Appreciation (Depreciation) on Investments	(598,060)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	704,860

Net Increase (Decrease) in Net Assets From Operations	$690,699

(A)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(B)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(C)	Period from January 1, 2014 through December 12, 2014 (fund termination)

See accompanying notes to financial statements

24

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(30)	$(22)	$(41)	$(19)	$(47)	$(39)
Realized Gains (Losses) on Investments, Net	389	282	556	(3)	30	(68)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(111)	311	(235)	842	185	915

Net Increase (Decrease) in Net Assets From Operations	248	571	280	820	168	808

Contract Transactions-All Products
Purchase Payments	2	1	—	—	—	—
Transfers Between Funds	(102)	(35)	(196)	(34)	(37)	(243)
Surrenders and Terminations	(82)	(165)	(129)	(179)	(346)	(306)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(1)	(2)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(183)	(200)	(326)	(214)	(384)	(551)

Increase (Decrease) in Net Assets	65	371	(46)	606	(216)	257
Net Assets at Beginning of Period	2,175	1,804	3,200	2,594	2,907	2,650

Net Assets at End of Period	$2,240	$2,175	$3,154	$3,200	$2,691	$2,907

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Allianz AGIC Opportunity Fund
	2014	2013	2014 (B)	2013	2014	2013 (D)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7)	$(7)	$(9)	$—	$—	$(709)
Realized Gains (Losses) on Investments, Net	44	70	4	—	—	8,463
Net Change in Unrealized Appreciation (Depreciation) on Investments	(43)	50	39	—	—	(2,203)

Net Increase (Decrease) in Net Assets From Operations	(6)	113	34	—	—	5,551

Contract Transactions-All Products
Purchase Payments	—	—	842	—	—	88
Transfers Between Funds	(9)	—	1,425	—	—	(99,716)
Surrenders and Terminations	(25)	(40)	(9)	—	—	(3,927)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	2	—	—	—
Contract Maintenance Charge	—	—	—	—	—	(10)
Rider charge	—	—	(6)	—	—	(18)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(34)	(40)	2,254	—	—	(103,583)

Increase (Decrease) in Net Assets	(40)	73	2,288	—	—	(98,032)
Net Assets at Beginning of Period	445	372	—	—	—	98,032

Net Assets at End of Period	$405	$445	$2,288	$—	$—	$—

See accompanying notes to financial statements

25	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL Columbia Small Cap Value Fund
	2014	2013	2014	2013	2014	2013 (E)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,888)	$(643)	$(9,157)	$(6,261)	$—	$(216)
Realized Gains (Losses) on Investments, Net	16,142	9,958	78,574	21,578	—	24,965
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,470	26,615	(39,133)	101,564	—	(6,913)

Net Increase (Decrease) in Net Assets From Operations	15,724	35,930	30,284	116,881	—	17,836

Contract Transactions-All Products
Purchase Payments	3,445	7,623	9,045	28,475	—	682
Transfers Between Funds	29,188	33,727	(23,670)	8,958	—	(81,181)
Surrenders and Terminations	(22,228)	(16,710)	(44,574)	(41,339)	—	(6,371)
Rescissions	(5)	(188)	(310)	(386)	—	(9)
Bonus (Recapture)	28	44	36	159	—	5
Contract Maintenance Charge	(75)	(74)	(99)	(99)	—	(19)
Rider charge	(2,631)	(2,115)	(1,352)	(849)	—	(116)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	7,722	22,307	(60,924)	(5,081)	—	(87,009)

Increase (Decrease) in Net Assets	23,446	58,237	(30,640)	111,800	—	(69,173)
Net Assets at Beginning of Period	381,862	323,625	492,419	380,619	—	69,173

Net Assets at End of Period	$405,308	$381,862	$461,779	$492,419	$—	$—

	AZL Dreyfus Research Growth Fund		AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund
	2014	2013	2014 (B)	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4,294)	$(3,353)	$—	$—	$(3,973)	$(3,372)
Realized Gains (Losses) on Investments, Net	29,172	11,736	1	—	55,048	15,892
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,278)	52,451	11	—	(35,346)	50,232

Net Increase (Decrease) in Net Assets From Operations	13,600	60,834	12	—	15,729	62,752

Contract Transactions-All Products
Purchase Payments	4,181	9,745	1,167	—	1,240	1,292
Transfers Between Funds	(3,699)	10,080	746	—	(22,194)	91,109
Surrenders and Terminations	(27,059)	(25,760)	(9)	—	(34,978)	(27,504)
Rescissions	(4)	(191)	(2)	—	(256)	(24)
Bonus (Recapture)	44	95	12	—	9	5
Contract Maintenance Charge	(51)	(52)	—	—	(66)	(56)
Rider charge	(421)	(245)	(3)	—	(325)	(171)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(27,009)	(6,328)	1,911	—	(56,570)	64,651

Increase (Decrease) in Net Assets	(13,409)	54,506	1,923	—	(40,841)	127,403
Net Assets at Beginning of Period	241,085	186,579	—	—	337,001	209,598

Net Assets at End of Period	$227,676	$241,085	$1,923	$—	$296,160	$337,001

See accompanying notes to financial statements

26	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Gateway Fund		AZL Growth Index Strategy Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,108)	$(51)	$(523)	$(607)	$(7,930)	$(6,110)
Realized Gains (Losses) on Investments, Net	22,620	12,154	1,617	1,327	44,737	25,784
Net Change in Unrealized Appreciation (Depreciation) on Investments	(19,729)	47,884	(342)	3,417	19,178	157,663

Net Increase (Decrease) in Net Assets From Operations	1,783	59,987	752	4,137	55,985	177,337

Contract Transactions-All Products
Purchase Payments	6,498	14,804	1,473	3,832	15,348	24,629
Transfers Between Funds	15,308	81,007	2,307	22,415	78,214	203,309
Surrenders and Terminations	(23,296)	(15,208)	(4,512)	(3,039)	(62,631)	(42,717)
Rescissions	(600)	(214)	(5)	(1)	(232)	(158)
Bonus (Recapture)	50	117	6	8	74	103
Contract Maintenance Charge	(99)	(90)	(13)	(12)	(214)	(201)
Rider charge	(5,412)	(4,107)	(722)	(580)	(12,178)	(8,884)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(7,551)	76,309	(1,466)	22,623	18,381	176,081

Increase (Decrease) in Net Assets	(5,768)	136,296	(714)	26,760	74,366	353,418
Net Assets at Beginning of Period	476,676	340,380	82,334	55,574	1,219,558	866,140

Net Assets at End of Period	$470,908	$476,676	$81,620	$82,334	$1,293,924	$1,219,558

	AZL International Index Fund		AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$37	$166	$(9,312)	$(6,084)	$(2,646)	$(2,403)
Realized Gains (Losses) on Investments, Net	2,624	2,276	50,988	21,643	25,248	12,384
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,455)	10,201	6,679	100,634	(2,624)	51,150

Net Increase (Decrease) in Net Assets From Operations	(6,794)	12,643	48,355	116,193	19,978	61,131

Contract Transactions-All Products
Purchase Payments	5,426	14,249	7,733	12,243	6,128	12,795
Transfers Between Funds	2,314	3,302	81,625	198,842	(3,917)	34,355
Surrenders and Terminations	(5,238)	(3,912)	(55,164)	(43,246)	(29,025)	(29,348)
Rescissions	(442)	(168)	(13)	(185)	(55)	(139)
Bonus (Recapture)	19	52	64	61	28	71
Contract Maintenance Charge	(16)	(14)	(143)	(124)	(56)	(58)
Rider charge	(487)	(288)	(5,575)	(3,522)	(486)	(258)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1,576	13,221	28,527	164,069	(27,383)	17,418

Increase (Decrease) in Net Assets	(5,218)	25,864	76,882	280,262	(7,405)	78,549
Net Assets at Beginning of Period	84,676	58,812	751,359	471,097	269,690	191,141

Net Assets at End of Period	$79,458	$84,676	$828,241	$751,359	$262,285	$269,690

See accompanying notes to financial statements

27	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,846)	$(2,474)	$(2,432)	$568	$(3,025)	$(2,212)
Realized Gains (Losses) on Investments, Net	13,433	9,110	10,036	8,065	17,150	10,491
Net Change in Unrealized Appreciation (Depreciation) on Investments	(16,720)	37,980	(38,630)	45,820	12,592	50,511

Net Increase (Decrease) in Net Assets From Operations	(5,133)	44,616	(31,026)	54,453	26,717	58,790

Contract Transactions-All Products
Purchase Payments	4,851	11,196	3,371	8,382	4,210	8,326
Transfers Between Funds	(3,668)	18,536	(382)	28,728	10,058	23,682
Surrenders and Terminations	(31,698)	(29,438)	(37,938)	(36,916)	(27,816)	(22,586)
Rescissions	(47)	(237)	(10)	(115)	(45)	(97)
Bonus (Recapture)	38	68	14	33	55	96
Contract Maintenance Charge	(62)	(66)	(69)	(78)	(49)	(50)
Rider charge	(457)	(292)	(351)	(216)	(377)	(203)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(31,043)	(233)	(35,365)	(182)	(13,964)	9,168

Increase (Decrease) in Net Assets	(36,176)	44,383	(66,391)	54,271	12,753	67,958
Net Assets at Beginning of Period	319,287	274,904	356,250	301,979	236,482	168,524

Net Assets at End of Period	$283,111	$319,287	$289,859	$356,250	$249,235	$236,482

	AZL MFS Investors Trust Fund		AZL MFS Mid Cap Value Fund		AZL MFS Value Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3,517)	$(3,204)	$(2,168)	$(1,466)	$(2,168)	$(1,521)
Realized Gains (Losses) on Investments, Net	25,842	16,752	16,830	8,206	15,715	9,973
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,224)	50,257	(2,898)	26,396	12,345	77,249

Net Increase (Decrease) in Net Assets From Operations	21,101	63,805	11,764	33,136	25,892	85,701

Contract Transactions-All Products
Purchase Payments	2,656	7,372	4,377	13,075	5,101	10,934
Transfers Between Funds	(11,147)	15,171	(1,253)	7,446	(5,869)	35,141
Surrenders and Terminations	(27,094)	(29,869)	(10,840)	(10,052)	(41,643)	(41,863)
Rescissions	(41)	(72)	—	(94)	(57)	(149)
Bonus (Recapture)	24	45	41	103	30	89
Contract Maintenance Charge	(50)	(55)	(27)	(23)	(75)	(81)
Rider charge	(279)	(176)	(658)	(392)	(458)	(245)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(35,931)	(7,584)	(8,360)	10,063	(42,971)	3,826

Increase (Decrease) in Net Assets	(14,830)	56,221	3,404	43,199	(17,079)	89,527
Net Assets at Beginning of Period	276,868	220,647	139,769	96,570	349,096	259,569

Net Assets at End of Period	$262,038	$276,868	$143,173	$139,769	$332,017	$349,096

See accompanying notes to financial statements

28	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,705)	$(1,423)	$(12,762)	$(15,350)	$(898)	$1,678
Realized Gains (Losses) on Investments, Net	13,889	8,053	54	16	3,879	3,643
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,580)	25,562	—	—	5,695	(4,743)

Net Increase (Decrease) in Net Assets From Operations	10,604	32,192	(12,708)	(15,334)	8,676	578

Contract Transactions-All Products
Purchase Payments	10,437	22,883	239,633	349,958	847	773
Transfers Between Funds	(4,508)	12,222	(144,852)	(191,489)	(2,095)	1,956
Surrenders and Terminations	(10,603)	(7,535)	(180,138)	(198,599)	(8,448)	(8,202)
Rescissions	(14)	(569)	(3,781)	(3,028)	(20)	(2)
Bonus (Recapture)	60	134	1,657	2,525	1	2
Contract Maintenance Charge	(29)	(23)	(219)	(245)	(15)	(18)
Rider charge	(820)	(450)	(2,972)	(2,795)	(76)	(67)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(5,477)	26,662	(90,672)	(43,673)	(9,806)	(5,558)

Increase (Decrease) in Net Assets	5,127	58,854	(103,380)	(59,007)	(1,130)	(4,980)
Net Assets at Beginning of Period	152,925	94,071	762,103	821,110	80,311	85,291

Net Assets at End of Period	$158,052	$152,925	$658,723	$762,103	$79,181	$80,311

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(8,182)	$(5,990)	$(785)	$(1,568)	$(9,910)	$(6,856)
Realized Gains (Losses) on Investments, Net	58,611	30,237	3,503	777	9,122	2,186
Net Change in Unrealized Appreciation (Depreciation) on Investments	(56,189)	91,607	4,318	11,124	3,905	58,199

Net Increase (Decrease) in Net Assets From Operations	(5,760)	115,854	7,036	10,333	3,117	53,529

Contract Transactions-All Products
Purchase Payments	5,528	13,649	42,241	57,091	133,003	250,234
Transfers Between Funds	(14,485)	8,606	2,317	11,192	(1,267)	29,626
Surrenders and Terminations	(39,405)	(39,462)	(3,803)	(1,973)	(13,863)	(6,027)
Rescissions	(299)	(165)	(565)	(1,198)	(1,339)	(2,878)
Bonus (Recapture)	34	96	362	515	931	1,452
Contract Maintenance Charge	(85)	(90)	(34)	(19)	(125)	(77)
Rider charge	(723)	(451)	(1,977)	(1,155)	(8,592)	(5,152)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(49,435)	(17,817)	38,541	64,453	108,748	267,178

Increase (Decrease) in Net Assets	(55,195)	98,037	45,577	74,786	111,865	320,707
Net Assets at Beginning of Period	428,378	330,341	138,775	63,989	621,042	300,335

Net Assets at End of Period	$373,183	$428,378	$184,352	$138,775	$732,907	$621,042

See accompanying notes to financial statements

29	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Balanced Fund (Pre-Merger)
	2014	2013	2014	2013	2014	2013 (D)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,218)	$(1,644)	$(5,627)	$(930)	$—	$(413)
Realized Gains (Losses) on Investments, Net	4,056	650	26,481	21,971	—	9,007
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,197)	16,861	10,584	75,157	—	(2,915)

Net Increase (Decrease) in Net Assets From Operations	641	15,867	31,438	96,198	—	5,679

Contract Transactions-All Products
Purchase Payments	76,339	101,716	39,061	55,607	—	28,819
Transfers Between Funds	7,179	32,713	2,672	156,523	—	(143,974)
Surrenders and Terminations	(4,152)	(959)	(75,928)	(66,331)	—	(1,163)
Rescissions	(1,024)	(595)	(670)	(1,083)	—	(227)
Bonus (Recapture)	582	580	383	614	—	199
Contract Maintenance Charge	(38)	(12)	(251)	(238)	—	(10)
Rider charge	(2,795)	(1,170)	(8,395)	(6,282)	—	(455)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	76,091	132,273	(43,128)	138,810	—	(116,811)

Increase (Decrease) in Net Assets	76,732	148,140	(11,690)	235,008	—	(111,132)
Net Assets at Beginning of Period	191,116	42,976	1,188,726	953,718	—	111,132

Net Assets at End of Period	$267,848	$191,116	$1,177,036	$1,188,726	$—	$—

	AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(766)	$740	$(7,824)	$(7,214)	$(13,088)	$(7,311)
Realized Gains (Losses) on Investments, Net	11,832	7,670	27,190	18,307	65,974	40,425
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,889)	5,599	(1,769)	116,674	5,820	240,456

Net Increase (Decrease) in Net Assets From Operations	7,177	14,009	17,597	127,767	58,706	273,570

Contract Transactions-All Products
Purchase Payments	15,163	17,414	7,221	13,415	111,566	155,618
Transfers Between Funds	1,544	(11,129)	(10,224)	49,626	(53,073)	309,613
Surrenders and Terminations	(19,625)	(13,471)	(85,858)	(93,118)	(146,182)	(119,625)
Rescissions	(977)	(65)	(67)	(242)	(868)	(1,476)
Bonus (Recapture)	198	178	32	92	788	991
Contract Maintenance Charge	(45)	(45)	(193)	(220)	(527)	(504)
Rider charge	(2,321)	(1,901)	(386)	(238)	(21,943)	(16,522)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(6,063)	(9,019)	(89,475)	(30,685)	(110,239)	328,095

Increase (Decrease) in Net Assets	1,114	4,990	(71,878)	97,082	(51,533)	601,665
Net Assets at Beginning of Period	243,933	238,943	892,283	795,201	2,522,035	1,920,370

Net Assets at End of Period	$245,047	$243,933	$820,405	$892,283	$2,470,502	$2,522,035

See accompanying notes to financial statements

30	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund
	2014	2013 (D)	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(942)	$(5,702)	$(6,421)	$(3,916)	$(2,312)
Realized Gains (Losses) on Investments, Net	—	19,596	12,255	2,386	4,969	1,345
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(6,065)	34,331	77,970	22,673	28,892

Net Increase (Decrease) in Net Assets From Operations	—	12,589	40,884	73,935	23,726	27,925

Contract Transactions-All Products
Purchase Payments	—	58,920	240,453	330,257	108,525	124,470
Transfers Between Funds	—	(272,889)	44,665	59,066	23,135	53,252
Surrenders and Terminations	—	(715)	(15,647)	(4,650)	(6,377)	(1,535)
Rescissions	—	(760)	(3,041)	(2,931)	(1,237)	(660)
Bonus (Recapture)	—	431	1,395	2,344	910	859
Contract Maintenance Charge	—	(24)	(135)	(62)	(56)	(21)
Rider charge	—	(830)	(10,100)	(4,649)	(4,247)	(1,664)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(215,867)	257,590	379,375	120,653	174,701

Increase (Decrease) in Net Assets	—	(203,278)	298,474	453,310	144,379	202,626
Net Assets at Beginning of Period	—	203,278	682,445	229,135	275,377	72,751

Net Assets at End of Period	$—	$—	$980,919	$682,445	$419,756	$275,377

	AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2014 (A)	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,440)	$—	$15	$5	$(3,648)	$(2,964)
Realized Gains (Losses) on Investments, Net	15,286	—	25	—	19,877	10,114
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,707)	—	(126)	19	(26,145)	46,987

Net Increase (Decrease) in Net Assets From Operations	11,139	—	(86)	24	(9,916)	54,137

Contract Transactions-All Products
Purchase Payments	90,404	—	676	309	1,799	5,271
Transfers Between Funds	163,328	—	269	21	(10,302)	106,169
Surrenders and Terminations	(2,003)	—	(20)	(16)	(18,246)	(14,581)
Rescissions	(389)	—	—	—	(28)	(13)
Bonus (Recapture)	612	—	1	—	12	15
Contract Maintenance Charge	(11)	—	—	—	(35)	(30)
Rider charge	(1,424)	—	(1)	—	(160)	(122)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	250,517	—	925	314	(26,960)	96,709

Increase (Decrease) in Net Assets	261,656	—	839	338	(36,876)	150,846
Net Assets at Beginning of Period	—	—	353	15	202,364	51,518

Net Assets at End of Period	$261,656	$—	$1,192	$353	$165,488	$202,364

See accompanying notes to financial statements

31	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$20	$(76)	$31	$25	$56	$41
Realized Gains (Losses) on Investments, Net	80	(24)	606	67	593	148
Net Change in Unrealized Appreciation (Depreciation) on Investments	456	(147)	(57)	588	(130)	327

Net Increase (Decrease) in Net Assets From Operations	556	(247)	580	680	519	516

Contract Transactions-All Products
Purchase Payments	3,828	6,293	2,436	773	1,649	908
Transfers Between Funds	20,097	3,133	1,354	611	3,583	455
Surrenders and Terminations	(867)	(223)	(116)	(73)	(125)	(119)
Rescissions	(37)	(86)	(12)	(13)	—	(13)
Bonus (Recapture)	46	51	5	—	11	—
Contract Maintenance Charge	(3)	(1)	—	—	—	—
Rider charge	(254)	(64)	(21)	(9)	(21)	(12)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	22,810	9,103	3,646	1,289	5,097	1,219

Increase (Decrease) in Net Assets	23,366	8,856	4,226	1,969	5,616	1,735
Net Assets at Beginning of Period	11,548	2,692	3,537	1,568	3,012	1,277

Net Assets at End of Period	$34,914	$11,548	$7,763	$3,537	$8,628	$3,012

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4,154)	$(3,652)	$(158)	$(133)	$(2,857)	$(2,884)
Realized Gains (Losses) on Investments, Net	44,702	33,244	1,727	1,894	3,008	3,239
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,220	99,149	(3,227)	(2,986)	(13,527)	(10,399)

Net Increase (Decrease) in Net Assets From Operations	60,768	128,741	(1,658)	(1,225)	(13,376)	(10,044)

Contract Transactions-All Products
Purchase Payments	16,217	38,362	79	385	778	1,706
Transfers Between Funds	1,030	36,423	(964)	(579)	(6,125)	1,198
Surrenders and Terminations	(57,101)	(49,075)	(2,777)	(3,544)	(20,009)	(23,405)
Rescissions	(68)	(689)	—	—	(40)	(81)
Bonus (Recapture)	100	178	—	—	1	1
Contract Maintenance Charge	(118)	(115)	(12)	(15)	(42)	(53)
Rider charge	(1,504)	(813)	—	—	(199)	(191)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(41,444)	24,271	(3,674)	(3,753)	(25,636)	(20,825)

Increase (Decrease) in Net Assets	19,324	153,012	(5,332)	(4,978)	(39,012)	(30,869)
Net Assets at Beginning of Period	582,190	429,178	29,590	34,568	207,562	238,431

Net Assets at End of Period	$601,514	$582,190	$24,258	$29,590	$168,550	$207,562

See accompanying notes to financial statements

32	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,971)	$(2,089)	$(8,201)	$(5,420)	$13	$8
Realized Gains (Losses) on Investments, Net	30,303	18,306	79,694	29,459	70	12
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,901)	48,488	(26,837)	86,073	6	60

Net Increase (Decrease) in Net Assets From Operations	5,431	64,705	44,656	110,112	89	80

Contract Transactions-All Products
Purchase Payments	2,567	3,304	6,949	14,041	122	580
Transfers Between Funds	(15,187)	15,886	3,251	28,012	59	111
Surrenders and Terminations	(23,749)	(22,496)	(58,923)	(57,208)	(10)	(1)
Rescissions	(60)	(36)	(265)	(173)	(14)	—
Bonus (Recapture)	18	20	79	65	—	—
Contract Maintenance Charge	(40)	(46)	(112)	(122)	—	—
Rider charge	(238)	(200)	(713)	(443)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(36,689)	(3,568)	(49,734)	(15,828)	157	690

Increase (Decrease) in Net Assets	(31,258)	61,137	(5,078)	94,284	246	770
Net Assets at Beginning of Period	234,313	173,176	497,502	403,218	819	49

Net Assets at End of Period	$203,055	$234,313	$492,424	$497,502	$1,065	$819

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7,127	$(15,214)	$(3)	$(1)	$(1,135)	$(1,156)
Realized Gains (Losses) on Investments, Net	204,483	116,897	94	22	4,096	3,147
Net Change in Unrealized Appreciation (Depreciation) on Investments	(208,799)	133,175	39	43	(892)	19,639

Net Increase (Decrease) in Net Assets From Operations	2,811	234,858	130	64	2,069	21,630

Contract Transactions-All Products
Purchase Payments	21,840	67,553	564	252	8	7
Transfers Between Funds	(77,317)	(46,344)	380	205	(905)	515
Surrenders and Terminations	(97,141)	(76,271)	(24)	—	(9,083)	(10,130)
Rescissions	(469)	(966)	(46)	—	—	—
Bonus (Recapture)	107	329	—	—	—	—
Contract Maintenance Charge	(403)	(422)	—	—	(17)	(20)
Rider charge	(19,570)	(16,671)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(172,953)	(72,792)	874	457	(9,997)	(9,628)

Increase (Decrease) in Net Assets	(170,142)	162,066	1,004	521	(7,928)	12,002
Net Assets at Beginning of Period	2,092,902	1,930,836	529	8	62,774	50,772

Net Assets at End of Period	$1,922,760	$2,092,902	$1,533	$529	$54,846	$62,774

See accompanying notes to financial statements

33	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(15)	$(15)	$(630)	$(992)	$(2)	$(3)
Realized Gains (Losses) on Investments, Net	136	50	11,319	3,006	(2)	(5)
Net Change in Unrealized Appreciation (Depreciation) on Investments	61	147	(4,390)	13,694	104	(5)

Net Increase (Decrease) in Net Assets From Operations	182	182	6,299	15,708	100	(13)

Contract Transactions-All Products
Purchase Payments	—	—	10	19	—	—
Transfers Between Funds	—	(7)	(3,374)	3,167	—	—
Surrenders and Terminations	(151)	(136)	(6,936)	(7,489)	(51)	(67)
Rescissions	—	—	(4)	—	—	—
Bonus (Recapture)	—	—	—	(3)	—	—
Contract Maintenance Charge	—	(1)	(14)	(16)	(1)	—
Rider charge	—	—	(1)	(1)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(151)	(144)	(10,319)	(4,323)	(52)	(67)

Increase (Decrease) in Net Assets	31	38	(4,020)	11,385	48	(80)
Net Assets at Beginning of Period	875	837	68,263	56,878	407	487

Net Assets at End of Period	$906	$875	$64,243	$68,263	$455	$407

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(590)	$(645)	$3	$1	$185	$70
Realized Gains (Losses) on Investments, Net	13,481	6,988	5	2	(14)	11
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,668)	9,332	11	9	(175)	(13)

Net Increase (Decrease) in Net Assets From Operations	2,223	15,675	19	12	(4)	68

Contract Transactions-All Products
Purchase Payments	22	29	159	61	1,460	2,861
Transfers Between Funds	(1,002)	1,839	71	(18)	1,414	1,813
Surrenders and Terminations	(8,270)	(10,178)	—	(1)	(439)	(132)
Rescissions	—	—	—	—	—	(100)
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(17)	(18)	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(9,267)	(8,328)	230	42	2,435	4,442

Increase (Decrease) in Net Assets	(7,044)	7,347	249	54	2,431	4,510
Net Assets at Beginning of Period	61,460	54,113	90	36	4,812	302

Net Assets at End of Period	$54,416	$61,460	$339	$90	$7,243	$4,812

See accompanying notes to financial statements

34	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP Funds Manager 50% Portfolio		Fidelity VIP Funds Manager 60% Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$1	$(213)	$(199)	$(643)	$(353)
Realized Gains (Losses) on Investments, Net	9	—	1,224	705	5,035	4,670
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14)	2	(21)	2,505	(1,230)	6,998

Net Increase (Decrease) in Net Assets From Operations	(6)	3	990	3,011	3,162	11,315

Contract Transactions-All Products
Purchase Payments	611	321	485	2,487	2,374	3,262
Transfers Between Funds	154	51	2,297	2,334	2,714	25,184
Surrenders and Terminations	(143)	(53)	(2,463)	(706)	(5,443)	(3,191)
Rescissions	(62)	—	—	—	(1)	(1)
Bonus (Recapture)	—	—	3	14	7	37
Contract Maintenance Charge	—	—	(6)	(5)	(18)	(16)
Rider charge	—	—	(315)	(225)	(1,012)	(729)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	560	319	1	3,899	(1,379)	24,546

Increase (Decrease) in Net Assets	554	322	991	6,910	1,783	35,861
Net Assets at Beginning of Period	387	65	28,631	21,721	94,432	58,571

Net Assets at End of Period	$941	$387	$29,622	$28,631	$96,215	$94,432

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$1	$25	$17	$944	$16,170
Realized Gains (Losses) on Investments, Net	9	40	12	(3)	2,423	32,519
Net Change in Unrealized Appreciation (Depreciation) on Investments	16	(3)	(25)	(14)	(2,117)	(16,680)

Net Increase (Decrease) in Net Assets From Operations	24	38	12	—	1,250	32,009

Contract Transactions-All Products
Purchase Payments	162	290	183	281	296	317
Transfers Between Funds	5	48	344	(115)	(5,686)	(9,438)
Surrenders and Terminations	(9)	(11)	(34)	(72)	(12,476)	(10,955)
Rescissions	(10)	(25)	—	—	—	(2)
Bonus (Recapture)	—	—	—	—	1	2
Contract Maintenance Charge	—	—	—	—	(35)	(39)
Rider charge	—	—	—	—	(70)	(70)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	148	302	493	94	(17,970)	(20,185)

Increase (Decrease) in Net Assets	172	340	505	94	(16,720)	11,824
Net Assets at Beginning of Period	358	18	441	347	173,221	161,397

Net Assets at End of Period	$530	$358	$946	$441	$156,501	$173,221

See accompanying notes to financial statements

35	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,597)	$3,448	$2,051	$2,350	$11,917	$15,213
Realized Gains (Losses) on Investments, Net	(3,092)	(4,122)	5,205	1,225	3,366	5,939
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,958	884	9,066	50,305	(19,318)	(4,963)

Net Increase (Decrease) in Net Assets From Operations	14,269	210	16,322	53,880	(4,035)	16,189

Contract Transactions-All Products
Purchase Payments	71	113	489	985	2,594	2,719
Transfers Between Funds	41	11,297	(3,413)	4,758	4,629	4,420
Surrenders and Terminations	(15,835)	(17,485)	(28,276)	(25,691)	(28,557)	(26,499)
Rescissions	—	—	—	—	(25)	(29)
Bonus (Recapture)	1	—	—	—	12	12
Contract Maintenance Charge	(36)	(43)	(80)	(88)	(68)	(77)
Rider charge	—	—	—	—	(1,065)	(898)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(15,758)	(6,118)	(31,280)	(20,036)	(22,480)	(20,352)

Increase (Decrease) in Net Assets	(1,489)	(5,908)	(14,958)	33,844	(26,515)	(4,163)
Net Assets at Beginning of Period	117,243	123,151	236,441	202,597	280,866	285,029

Net Assets at End of Period	$115,754	$117,243	$221,483	$236,441	$254,351	$280,866

	Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$46,999	$55,654	$(940)	$(981)	$842	$1,442
Realized Gains (Losses) on Investments, Net	23,080	11,831	7,320	4,485	39,962	25,131
Net Change in Unrealized Appreciation (Depreciation) on Investments	(33,134)	66,913	7,511	27,620	(6,250)	119,989

Net Increase (Decrease) in Net Assets From Operations	36,945	134,398	13,891	31,124	34,554	146,562

Contract Transactions-All Products
Purchase Payments	117,927	144,184	243	402	9,459	28,473
Transfers Between Funds	82,365	134,940	(1,784)	9,851	(22,998)	52,096
Surrenders and Terminations	(126,078)	(112,366)	(19,016)	(17,344)	(84,842)	(85,842)
Rescissions	(779)	(1,190)	—	—	(38)	(180)
Bonus (Recapture)	737	887	—	—	53	265
Contract Maintenance Charge	(307)	(290)	(41)	(45)	(158)	(173)
Rider charge	(6,529)	(3,782)	—	—	(883)	(549)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	67,336	162,383	(20,598)	(7,136)	(99,407)	(5,910)

Increase (Decrease) in Net mAssets	104,281	296,781	(6,707)	23,988	(64,853)	140,652
Net Assets at Beginning of Period	1,355,220	1,058,439	144,568	120,580	706,233	565,581

Net Assets at End of Period	$1,459,501	$1,355,220	$137,861	$144,568	$641,380	$706,233

See accompanying notes to financial statements

36	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund		Franklin Small-Mid Cap Growth VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,109)	$(446)	$(930)	$(481)	$(2,326)	$(2,214)
Realized Gains (Losses) on Investments, Net	25,992	16,569	9,866	5,314	29,542	12,156
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,626)	54,682	(10,040)	15,167	(20,192)	27,487

Net Increase (Decrease) in Net Assets From Operations	19,257	70,805	(1,104)	20,000	7,024	37,429

Contract Transactions-All Products
Purchase Payments	502	1,264	51	63	103	113
Transfers Between Funds	(4,182)	25,458	(1,846)	2,413	(2,343)	3,936
Surrenders and Terminations	(42,634)	(42,514)	(10,178)	(9,469)	(15,903)	(14,841)
Rescissions	—	(49)	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(80)	(91)	(17)	(19)	(40)	(44)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(46,394)	(15,932)	(11,990)	(7,012)	(18,183)	(10,836)

Increase (Decrease) in Net Assets	(27,137)	54,873	(13,094)	12,988	(11,159)	26,593
Net Assets at Beginning of Period	317,905	263,032	75,873	62,885	135,999	109,406

Net Assets at End of Period	$290,768	$317,905	$62,779	$75,873	$124,840	$135,999

	Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$44	$20	$3,326	$4,656	$(80)	$(61)
Realized Gains (Losses) on Investments, Net	17	(12)	(2,147)	(3,002)	282	190
Net Change in Unrealized Appreciation (Depreciation) on Investments	(60)	(3)	4,856	(19,610)	110	1,422

Net Increase (Decrease) in Net Assets From Operations	1	5	6,035	(17,956)	312	1,551

Contract Transactions-All Products
Purchase Payments	673	349	7,265	14,497	—	—
Transfers Between Funds	218	47	16,412	(31,915)	(200)	(112)
Surrenders and Terminations	(28)	(85)	(41,665)	(45,622)	(543)	(658)
Rescissions	—	—	(102)	(176)	—	—
Bonus (Recapture)	—	—	28	121	—	—
Contract Maintenance Charge	—	—	(114)	(127)	(5)	(4)
Rider charge	—	—	(1,452)	(1,222)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	863	311	(19,628)	(64,444)	(748)	(774)

Increase (Decrease) in Net Assets	864	316	(13,593)	(82,400)	(436)	777
Net Assets at Beginning of Period	478	162	386,979	469,379	5,282	4,505

Net Assets at End of Period	$1,342	$478	$373,386	$386,979	$4,846	$5,282

See accompanying notes to financial statements

37	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Core Equity Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(4)	$13	$(19)	$(9)
Realized Gains (Losses) on Investments, Net	26	2	70	23	157	112
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2)	18	(2)	(49)	2	430

Net Increase (Decrease) in Net Assets From Operations	24	20	64	(13)	140	533

Contract Transactions-All Products
Purchase Payments	74	139	182	955	—	—
Transfers Between Funds	54	9	60	(33)	(7)	(65)
Surrenders and Terminations	(12)	(1)	(79)	(47)	(344)	(284)
Rescissions	(10)	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	(1)	(2)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	106	147	163	875	(352)	(351)

Increase (Decrease) in Net Assets	130	167	227	862	(212)	182
Net Assets at Beginning of Period	180	13	1,083	221	2,278	2,096

Net Assets at End of Period	$310	$180	$1,310	$1,083	$2,066	$2,278

	Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund		Ivy Funds VIP Asset Strategy Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(1)	$(3)	$6	$17
Realized Gains (Losses) on Investments, Net	41	10	22	38	388	24
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17)	59	(29)	54	(562)	288

Net Increase (Decrease) in Net Assets From Operations	24	69	(8)	89	(168)	329

Contract Transactions-All Products
Purchase Payments	—	—	—	—	1,237	1,697
Transfers Between Funds	(9)	—	—	—	218	(83)
Surrenders and Terminations	(7)	(9)	(35)	(71)	(25)	(130)
Rescissions	—	—	—	—	(77)	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(16)	(9)	(35)	(71)	1,353	1,484

Increase (Decrease) in Net Assets	8	60	(43)	18	1,185	1,813
Net Assets at Beginning of Period	291	231	591	573	2,122	309

Net Assets at End of Period	$299	$291	$548	$591	$3,307	$2,122

See accompanying notes to financial statements

38	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$—	$(1)	$—	$1	$1
Realized Gains (Losses) on Investments, Net	14	2	1	—	27	21
Net Change in Unrealized Appreciation (Depreciation) on Investments	(170)	22	(81)	5	(7)	19

Net Increase (Decrease) in Net Assets From Operations	(158)	24	(81)	5	21	41

Contract Transactions-All Products
Purchase Payments	202	244	66	120	80	122
Transfers Between Funds	517	49	269	(21)	5	(32)
Surrenders and Terminations	(9)	(7)	(2)	(1)	(2)	(62)
Rescissions	—	—	—	(25)	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	710	286	333	73	83	28

Increase (Decrease) in Net Assets	552	310	252	78	104	69
Net Assets at Beginning of Period	335	25	124	46	123	54

Net Assets at End of Period	$887	$335	$376	$124	$227	$123

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(1)	$(4)	$(1)	$(250)	$(239)
Realized Gains (Losses) on Investments, Net	37	5	109	7	929	685
Net Change in Unrealized Appreciation (Depreciation) on Investments	7	46	(83)	100	176	2,987

Net Increase (Decrease) in Net Assets From Operations	42	50	22	106	855	3,433

Contract Transactions-All Products
Purchase Payments	134	299	292	546	—	—
Transfers Between Funds	(15)	115	258	250	(164)	698
Surrenders and Terminations	(4)	—	(27)	—	(1,673)	(1,840)
Rescissions	—	—	(21)	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	(3)	(4)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	115	414	502	796	(1,840)	(1,146)

Increase (Decrease) in Net Assets	157	464	524	902	(985)	2,287
Net Assets at Beginning of Period	478	14	913	11	12,890	10,603

Net Assets at End of Period	$635	$478	$1,437	$913	$11,905	$12,890

See accompanying notes to financial statements

39	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2014 (C)	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$—	$(3)	$2	$(1)	$—
Realized Gains (Losses) on Investments, Net	41	1	3	—	33	45
Net Change in Unrealized Appreciation (Depreciation) on Investments	(46)	14	27	(3)	(17)	4

Net Increase (Decrease) in Net Assets From Operations	(4)	15	27	(1)	15	49

Contract Transactions-All Products
Purchase Payments	—	—	1,306	184	—	—
Transfers Between Funds	(105)	—	1,889	(8)	—	(2)
Surrenders and Terminations	(6)	(2)	(43)	(1)	(57)	(94)
Rescissions	—	—	(3)	—	—	—
Bonus (Recapture)	—	—	5	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	(6)	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(111)	(2)	3,148	175	(57)	(96)

Increase (Decrease) in Net Assets	(115)	13	3,175	174	(42)	(47)
Net Assets at Beginning of Period	115	102	205	31	155	202

Net Assets at End of Period	$—	$115	$3,380	$205	$113	$155

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4	$2	$(1)	$—	$18	$8
Realized Gains (Losses) on Investments, Net	2	—	102	24	18	19
Net Change in Unrealized Appreciation (Depreciation) on Investments	(24)	14	(48)	6	(26)	91

Net Increase (Decrease) in Net Assets From Operations	(18)	16	53	30	10	118

Contract Transactions-All Products
Purchase Payments	249	132	500	153	300	284
Transfers Between Funds	(14)	31	17	59	393	312
Surrenders and Terminations	(31)	(2)	(120)	(1)	(100)	—
Rescissions	(67)	—	—	—	(9)	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	137	161	397	211	584	596

Increase (Decrease) in Net Assets	119	177	450	241	594	714
Net Assets at Beginning of Period	187	10	241	—	929	215

Net Assets at End of Period	$306	$187	$691	$241	$1,523	$929

See accompanying notes to financial statements

40	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio		Oppenheimer Diversified Alternatives Fund/ VA
	2014	2013	2014	2013	2014 (B)	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$35	$2	$13	$4	$2	$—
Realized Gains (Losses) on Investments, Net	(20)	(1)	35	6	1	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	16	(3)	(1)	15	(4)	—

Net Increase (Decrease) in Net Assets From Operations	31	(2)	47	25	(1)	—

Contract Transactions-All Products
Purchase Payments	956	223	75	240	8	—
Transfers Between Funds	11,281	(36)	363	56	53	—
Surrenders and Terminations	(57)	(78)	(1)	(29)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	4	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	(23)	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	12,161	109	437	267	61	—

Increase (Decrease) in Net Assets	12,192	107	484	292	60	—
Net Assets at Beginning of Period	171	64	362	70	—	—

Net Assets at End of Period	$12,363	$171	$846	$362	$60	$—

	Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA		Oppenheimer International Growth Fund/VA
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(647)	$(466)	$134	$173	$9	$—
Realized Gains (Losses) on Investments, Net	8,606	5,246	(38)	(23)	17	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,741)	11,924	(28)	(273)	(124)	59

Net Increase (Decrease) in Net Assets From Operations	218	16,704	68	(123)	(98)	59

Contract Transactions-All Products
Purchase Payments	16	24	2	66	290	878
Transfers Between Funds	(1,355)	1,855	(271)	901	(44)	66
Surrenders and Terminations	(11,286)	(11,944)	(948)	(1,161)	(29)	(8)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(26)	(22)	(2)	(2)	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(12,651)	(10,087)	(1,219)	(196)	217	936

Increase (Decrease) in Net Assets	(12,433)	6,617	(1,151)	(319)	119	995
Net Assets at Beginning of Period	78,948	72,331	5,952	6,271	1,012	17

Net Assets at End of Period	$66,515	$78,948	$4,801	$5,952	$1,131	$1,012

See accompanying notes to financial statements

41	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(677)	$(513)	$(8,894)	$758	$19,011	$17,743
Realized Gains (Losses) on Investments, Net	5,583	3,749	26,525	13,791	537	1,792
Net Change in Unrealized Appreciation (Depreciation) on Investments	(68)	11,772	(20,460)	56,954	(25,328)	(31,239)

Net Increase (Decrease) in Net Assets From Operations	4,838	15,008	(2,829)	71,503	(5,780)	(11,704)

Contract Transactions-All Products
Purchase Payments	11	17	1,607	3,538	18,143	70,003
Transfers Between Funds	(980)	2,208	(18,894)	10,989	(44,170)	(35,102)
Surrenders and Terminations	(8,503)	(9,182)	(50,743)	(55,133)	(38,513)	(38,861)
Rescissions	—	—	—	(29)	(94)	(513)
Bonus (Recapture)	—	—	6	23	135	741
Contract Maintenance Charge	(21)	(21)	(107)	(122)	(120)	(128)
Rider charge	—	—	(300)	(237)	(4,450)	(4,084)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(9,493)	(6,978)	(68,431)	(40,971)	(69,069)	(7,944)

Increase (Decrease) in Net Assets	(4,655)	8,030	(71,260)	30,532	(74,849)	(19,648)
Net Assets at Beginning of Period	62,684	54,654	476,338	445,806	596,231	615,879

Net Assets at End of Period	$58,029	$62,684	$405,078	$476,338	$521,382	$596,231

	PIMCO VIT Commodity RealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,919)	$(384)	$6,164	$6,489	$295	$(65)
Realized Gains (Losses) on Investments, Net	(10,284)	(13,692)	3,071	3,059	(145)	(301)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,425)	(11,263)	(9,122)	(28,579)	(3,038)	(3,220)

Net Increase (Decrease) in Net Assets From Operations	(20,628)	(25,339)	113	(19,031)	(2,888)	(3,586)

Contract Transactions-All Products
Purchase Payments	568	2,457	746	3,509	6,213	18,499
Transfers Between Funds	(4,139)	(2,273)	(7,382)	(9,083)	8,953	3,357
Surrenders and Terminations	(10,258)	(13,836)	(12,132)	(11,373)	(2,951)	(2,256)
Rescissions	(24)	(58)	(21)	(214)	(105)	(214)
Bonus (Recapture)	1	1	3	14	51	100
Contract Maintenance Charge	(27)	(34)	(40)	(47)	(20)	(16)
Rider charge	(173)	(170)	(1,404)	(1,217)	(952)	(647)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(14,052)	(13,913)	(20,230)	(18,411)	11,189	18,823

Increase (Decrease) in Net Assets	(34,680)	(39,252)	(20,117)	(37,442)	8,301	15,237
Net Assets at Beginning of Period	119,719	158,971	184,380	221,822	76,097	60,860

Net Assets at End of Period	$85,039	$119,719	$164,263	$184,380	$84,398	$76,097

See accompanying notes to financial statements

42	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Allocation Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$597	$(1,063)	$1,922	$4,657	$1,459	$259
Realized Gains (Losses) on Investments, Net	1,303	(1,358)	(5,678)	(4,608)	(445)	125
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,271)	(11,286)	10,827	(30,837)	1,355	(4,756)

Net Increase (Decrease) in Net Assets From Operations	629	(13,707)	7,071	(30,788)	2,369	(4,372)

Contract Transactions-All Products
Purchase Payments	569	944	1,859	11,907	13,437	38,057
Transfers Between Funds	(2,462)	(4,821)	(40,815)	(26,651)	(2,841)	7,856
Surrenders and Terminations	(9,286)	(9,139)	(10,871)	(10,533)	(2,328)	(324)
Rescissions	(21)	(57)	(6)	(346)	(260)	(570)
Bonus (Recapture)	2	4	15	55	142	247
Contract Maintenance Charge	(26)	(30)	(57)	(68)	(15)	(7)
Rider charge	(552)	(468)	(3,093)	(3,153)	(907)	(591)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(11,776)	(13,567)	(52,968)	(28,789)	7,228	44,668

Increase (Decrease) in Net Assets	(11,147)	(27,274)	(45,897)	(59,577)	9,597	40,296
Net Assets at Beginning of Period	110,809	138,083	269,541	329,118	70,046	29,750

Net Assets at End of Period	$99,662	$110,809	$223,644	$269,541	$79,643	$70,046

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$26,567	$23,441	$15	$9	$(1,832)	$(1,332)
Realized Gains (Losses) on Investments, Net	5,650	7,297	—	(7)	(5,838)	524
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,531)	(6,713)	(8)	(5)	14,440	(67,017)

Net Increase (Decrease) in Net Assets From Operations	10,686	24,025	7	(3)	6,770	(67,825)

Contract Transactions-All Products
Purchase Payments	41,348	99,205	687	1,607	14,270	51,053
Transfers Between Funds	(4,145)	67,163	81	(444)	(5,501)	(67,914)
Surrenders and Terminations	(44,628)	(37,424)	(45)	(54)	(41,483)	(45,554)
Rescissions	(259)	(1,343)	—	—	(64)	(632)
Bonus (Recapture)	272	713	—	—	125	429
Contract Maintenance Charge	(152)	(128)	—	—	(121)	(133)
Rider charge	(6,354)	(3,998)	—	—	(3,573)	(3,060)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(13,918)	124,188	723	1,109	(36,347)	(65,811)

Increase (Decrease) in Net Assets	(3,232)	148,213	730	1,106	(29,577)	(133,636)
Net Assets at Beginning of Period	713,827	565,614	1,301	195	503,864	637,500

Net Assets at End of Period	$710,595	$713,827	$2,031	$1,301	$474,287	$503,864

See accompanying notes to financial statements

43	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		QS Legg Mason Dynamic Multi -Strategy VIT Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,944	$5,134	$(1,107)	$(1,653)	$4	$1
Realized Gains (Losses) on Investments, Net	841	15,647	436	1,479	3	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	24,874	(76,203)	3,675	(5,162)	12	11

Net Increase (Decrease) in Net Assets From Operations	30,659	(55,422)	3,004	(5,336)	19	12

Contract Transactions-All Products
Purchase Payments	34,349	118,244	17,391	54,553	41	140
Transfers Between Funds	(37,821)	(122,362)	17,541	64,058	176	46
Surrenders and Terminations	(102,256)	(106,641)	(10,508)	(6,325)	(2)	(1)
Rescissions	(526)	(1,577)	(84)	(546)	—	—
Bonus (Recapture)	380	836	72	341	—	—
Contract Maintenance Charge	(302)	(321)	(39)	(24)	—	—
Rider charge	(8,777)	(7,190)	(2,338)	(1,318)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(114,953)	(119,011)	22,035	110,739	215	185

Increase (Decrease) in Net Assets	(84,294)	(174,433)	25,039	105,403	234	197
Net Assets at Beginning of Period	1,286,559	1,460,992	210,810	105,407	197	—

Net Assets at End of Period	$1,202,265	$1,286,559	$235,849	$210,810	$431	$197

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(151)	$(167)	$(6)	$(3)	$20	$11
Realized Gains (Losses) on Investments, Net	45	(80)	83	43	50	14
Net Change in Unrealized Appreciation (Depreciation) on Investments	(528)	1,438	103	305	41	188

Net Increase (Decrease) in Net Assets From Operations	(634)	1,191	180	345	111	213

Contract Transactions-All Products
Purchase Payments	—	—	470	654	338	493
Transfers Between Funds	(105)	590	(129)	353	(120)	504
Surrenders and Terminations	(1,256)	(1,191)	(106)	—	(96)	(80)
Rescissions	—	—	(22)	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	(2)	(2)	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,363)	(603)	213	1,007	122	917

Increase (Decrease) in Net Assets	(1,997)	588	393	1,352	233	1,130
Net Assets at Beginning of Period	8,489	7,901	1,782	430	1,498	368

Net Assets at End of Period	$6,492	$8,489	$2,175	$1,782	$1,731	$1,498

See accompanying notes to financial statements

44	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4)	$(1)	$601	$1,430	$30,152	$25,533
Realized Gains (Losses) on Investments, Net	160	29	3,965	2,896	(524)	12,288
Net Change in Unrealized Appreciation (Depreciation) on Investments	190	92	(26,664)	30,361	(28,439)	(39,621)

Net Increase (Decrease) in Net Assets From Operations	346	120	(22,098)	34,687	1,189	(1,800)

Contract Transactions-All Products
Purchase Payments	386	105	170	219	42,086	121,999
Transfers Between Funds	680	293	(1,899)	4,924	34,900	38,057
Surrenders and Terminations	(33)	(29)	(18,137)	(20,664)	(49,420)	(43,443)
Rescissions	(2)	—	—	(98)	(299)	(1,374)
Bonus (Recapture)	—	—	—	—	259	787
Contract Maintenance Charge	—	—	(62)	(69)	(200)	(185)
Rider charge	—	—	—	—	(7,992)	(5,618)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1,031	369	(19,928)	(15,688)	19,334	110,223

Increase (Decrease) in Net Assets	1,377	489	(42,026)	18,999	20,523	108,423
Net Assets at Beginning of Period	565	76	192,860	173,861	865,674	757,251

Net Assets at End of Period	$1,942	$565	$150,834	$192,860	$886,197	$865,674

See accompanying notes to financial statements

45	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets

For the year ended December 31, 2014 and 2013

(In thousands)

	Templeton Growth VIP Fund		Total All Funds
	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2,097)	$4,316	$(14,161)	$47,251
Realized Gains (Losses) on Investments, Net	20,672	16,490	1,302,920	802,942
Net Change in Unrealized Appreciation (Depreciation) on Investments	(40,150)	95,371	(598,060)	2,290,703

Net Increase (Decrease) in Net Assets From Operations	(21,575)	116,177	690,699	3,140,896

Contract Transactions-All Products
Purchase Payments	9,428	21,467	1,622,252	2,738,377
Transfers Between Funds	(2,457)	41,826	44,301	1,105,071
Surrenders and Terminations	(60,788)	(61,611)	(2,325,767)	(2,171,835)
Rescissions	(79)	(206)	(20,528)	(29,930)
Bonus (Recapture)	46	140	11,259	18,591
Contract Maintenance Charge	(135)	(151)	(6,227)	(6,210)
Rider charge	(739)	(438)	(174,590)	(124,648)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(54,724)	1,027	(849,300)	1,529,416

Increase (Decrease) in Net Assets	(76,299)	117,204	(158,601)	4,670,312
Net Assets at Beginning of Period	522,336	405,132	28,713,339	24,043,027

Net Assets at End of Period	$446,037	$522,336	$28,554,738	$28,713,339

(A)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(B)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(C)	Period from January 1, 2014 through December 12, 2014 (fund termination)
(D)	Period from January 1, 2013 through April 26, 2013 (fund termination)
(E)	Period from January 1, 2013 through November 15, 2013 (fund termination)

See accompanying notes to financial statements

46

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

1.	ORGANIZATION

Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended) and is applying the guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. The investment advisers and specialist managers for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Allianz NFJ Dividend Value VIT Portfolio*†	Allianz Global Investors	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Dreyfus Research Growth Fund *†	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Enhanced Bond Index Fund*†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Federated Clover Small Value Fund *†	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund*†	Allianz Investment Management, LLC	Franklin Advisers, LLC/Franklin Mutual/Tempeton Global Advisors Limited
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Invesco Equity and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Mid Cap Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund†	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund *†	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund *†	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund *†	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 *†	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.

47	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Small Cap Stock Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio*	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service LLC	N/A
Franklin Global Real Estate VIP Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Growth and Income Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company	N/A
Oppenheimer Diversified Alternatives Fund/VA *	OppenheimerFunds, Inc.	N/A

48	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Investment Adviser	Specialist Manager/Adviser
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign VIP Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

49	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2014, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Two Fixed Account investment options are available to deferred annuity contract owners. A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life. The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

Available investment options, including the date the investment option became available for each product, as of December 31, 2014, are listed in the following table:

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005	5/2/2005
AZL Dreyfus Research Growth Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL Enhanced Bond Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Federated Clover Small Value Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	10/23/2009	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	10/25/2002	5/3/2004
AZL JPMorgan International Opportunities Fund	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MFS Mid Cap Value Fund	5/1/2006	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/1/2006	5/15/2006
AZL MFS Value Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	5/1/2006	5/15/2006
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	11/12/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	10/25/2002	5/3/2004
AZL MVP Balanced Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP BlackRock Global Allocation Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A

50	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Growth Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Fusion Moderate Fund	5/2/2005	11/12/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005	5/2/2005
AZL MVP Growth Index Strategy Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP Invesco Equity and Income Fund	N/A	1/23/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	1/27/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
AZL Pyramis Core Bond Fund	N/A	9/17/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	5/1/2006	5/15/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	11/12/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	10/25/2002	5/3/2004
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	N/A	N/A	N/A	N/A	N/A	5/1/2008	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	3/11/2011	3/11/2011	N/A	3/11/2011	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Financial Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Davis VA Real Estate Portfolio	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	5/2/2011	1/21/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	11/12/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	9/21/2007	9/21/2007
Franklin Global Real Estate VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Growth and Income VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin High Income VIP Fund	11/5/2001	11/12/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Income VIP Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Franklin Large Cap Growth VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Mutual Shares VIP Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Franklin Rising Dividends VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small Cap Value VIP Fund	11/5/2001	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	10/25/2002	5/3/2004
Franklin Small-Mid Cap Growth VIP Fund	2/1/2000	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
Franklin Strategic Income VIP Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	2/1/2000	11/12/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
Invesco V.I. American Franchise Fund	5/1/2001	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	N/A	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A	N/A

51	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Allianz Alterity	Allianz Connections	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimensions	Allianz Elite	Allianz High Five	Allianz High Five Bonus
Invesco V.I. Growth and Income Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010	4/30/2010
JPMorgan Insurance Trust Core Bond Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	4/28/2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Diversified Alternatives Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	10/26/2012	10/26/2012	N/A	10/26/2012	N/A	10/26/2012	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005	5/2/2005
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	4/30/2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Low Duration Portfolio	N/A	#N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003	5/3/2004
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	10/25/2002	5/3/2004
PIMCO VIT Unconstrained Bond Portfolio	5/2/2011	5/2/2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	12/15/2000	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	10/25/2002	5/3/2004
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	10/1/2003	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003	5/3/2004
Templeton Global Bond VIP Fund	5/1/2007	11/12/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	5/1/2007	5/1/2007
Templeton Growth VIP Fund	10/1/2003	11/12/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003	5/3/2004

52	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
Alger American Capital Appreciation Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	N/A	4/28/2014	4/28/2014	N/A	N/A	N/A	N/A	4/28/2014
AZL Balanced Index Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Dreyfus Research Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/28/2014
AZL Federated Clover Small Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	9/17/2012	1/21/2011	5/2/2011	N/A	N/A	N/A	4/30/2010
AZL Growth Index Strategy Fund	10/23/2009	N/A	N/A	N/A	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL International Index Fund	10/23/2009	N/A	9/17/2012	1/21/2011	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL Invesco Growth and Income Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Invesco International Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2002	5/1/2002	5/1/2002	5/1/2002	5/1/2007
AZL JPMorgan International Opportunities Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
AZL JPMorgan U.S. Equity Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
AZL MFS Investors Trust Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MFS Mid Cap Value Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL MFS Value Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL Mid Cap Index Fund	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
AZL Money Market Fund	5/2/2005	9/16/2013	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Morgan Stanley Mid Cap Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2001	5/1/2001	5/1/2001	5/1/2001	5/1/2007
AZL MVP Balanced Index Strategy Fund	N/A	9/16/2013	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
AZL MVP Fusion Balanced Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Conservative Fund	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Fusion Moderate Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL MVP Growth Index Strategy Fund	N/A	9/16/2013	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/27/2014
AZL NFJ International Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
AZL Oppenheimer Discovery Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
AZL Pyramis Core Bond Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	9/17/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	4/28/2014
AZL Russell 1000 Value Index Fund	N/A	N/A	9/17/2012	1/21/2011	N/A	N/A	N/A	N/A	4/28/2014
AZL S&P 500 Index Fund	5/1/2007	N/A	9/17/2012	N/A	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	N/A	9/17/2012	1/21/2011	5/1/2006	5/1/2006	5/1/2006	N/A	5/1/2007
AZL Small Cap Stock Index Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	11/5/2001	11/5/2001	11/5/2001	5/1/2007

53	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
BlackRock Equity Dividend V.I. Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	N/A	9/17/2012	1/21/2011	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	N/A	3/11/2011	3/11/2011	3/11/2011	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	5/2/2005	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	5/1/2007
Davis VA Real Estate Portfolio	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Davis VA Value Portfolio	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	N/A	9/17/2012	1/21/2011	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin Global Real Estate VIP Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin Growth and Income VIP Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	1/24/1989	2/3/1997	7/1/1994	N/A
Franklin High Income VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	11/5/2001	1/24/1989	2/3/1997	5/1/1999	5/1/2007
Franklin Income VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007
Franklin Large Cap Growth VIP Fund	5/2/2005	N/A	N/A	N/A	11/5/2001	5/1/1996	2/3/1997	5/1/1996	N/A
Franklin Mutual Shares VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/8/1996	2/3/1997	11/8/1996	5/1/2007
Franklin Rising Dividends VIP Fund	5/2/2005	N/A	9/17/2012	N/A	5/5/2000	1/27/1992	2/3/1997	7/1/1994	N/A
Franklin Small Cap Value VIP Fund	N/A	N/A	N/A	N/A	11/5/2001	5/1/1998	5/1/1998	5/1/1998	N/A
Franklin Small-Mid Cap Growth VIP Fund	5/2/2005	N/A	N/A	N/A	5/5/2000	11/1/1995	2/3/1997	11/1/1995	N/A
Franklin Strategic Income VIP Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	3/14/1989	2/3/1997	9/1/1994	5/1/2007
Invesco V.I. American Franchise Fund	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	5/1/2006	N/A	N/A	N/A	N/A
Invesco V.I. Growth and Income Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Invesco V.I. International Growth Fund	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	N/A	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A

54	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Fund	Allianz High Five L	Allianz Index Advantage	Allianz Retirement Advantage	Allianz Retirement Pro	Allianz Rewards	Allianz Valuemark II & III	Allianz Valuemark IV	Allianz Valuemark Income Plus	Allianz Vision
MFS VIT II International Value Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	4/28/2014
MFS VIT Utilities Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Diversified Alternatives Fund/VA	N/A	N/A	4/28/2014	4/28/2014	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	N/A	N/A	N/A	10/26/2012	10/26/2012	10/26/2012	N/A	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	N/A	5/5/2000	5/1/2002	5/1/2002	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	4/30/2010	N/A	9/17/2012	1/21/2011	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/3/2004	5/3/2004	5/3/2004	5/3/2004	5/1/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	5/2/2011	N/A	N/A	N/A	5/2/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/1/2007
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	N/A	N/A	9/17/2012	1/21/2011	10/23/2009	N/A	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT High Yield Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/1/2003	5/1/2003	5/1/2003	5/1/2003	5/1/2007
PIMCO VIT Total Return Portfolio	5/2/2005	N/A	9/17/2012	1/21/2011	5/5/2000	11/5/2001	11/5/2001	11/5/2001	5/1/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	9/17/2012	5/2/2011	5/2/2011	N/A	N/A	N/A	5/2/2011
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	5/2/2005	N/A	N/A	N/A	12/15/2000	12/15/2000	12/15/2000	5/1/2001	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	5/2/2005	N/A	N/A	N/A	9/1/2003	5/1/2003	10/1/2003	5/1/2003	N/A
Templeton Global Bond VIP Fund	5/1/2007	N/A	9/17/2012	1/21/2011	5/1/2007	1/24/1989	2/3/1997	9/1/1994	5/1/2007
Templeton Growth VIP Fund	5/2/2005	N/A	9/17/2012	1/21/2011	9/1/2003	5/1/2003	10/1/2003	5/1/2003	5/1/2007

55	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

During the years ended December 31, 2014 and 2013, several funds changed their name as summarized with the effective date of the change in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL MVP Fusion Balanced Fund*	AZL Fusion Balanced Fund	April 29, 2013
AZL MVP Fusion Conservative Fund	AZL Fusion Conservative Fund	April 29, 2013
AZL MVP Fusion Growth Fund	AZL Fusion Growth Fund	April 29, 2013
AZL MVP Fusion Moderate Fund*	AZL Fusion Moderate Fund	April 29, 2013
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	April 29, 2013
Invesco V.I. American Franchise Fund	Invesco Van Kampen V. I. American Franchise Fund	April 29, 2013
Invesco V.I. American Value Fund	Invesco Van Kampen V.I. American Value Fund	April 29, 2013
Invesco V.I. Growth and Income Fund	Invesco Van Kampen LIT Growth and Income Portfolio	April 29, 2013
Oppenheimer Global Fund/VA	Oppenheimer Global Securities Fund/VA	April 29, 2013
AZL T. Rowe Price Capital Appreciation Fund	AZL Davis New York Venture Fund	November 15, 2013
AZL MFS Mid Cap Value Fund	AZL Columbia Mid Cap Value Fund	January 27, 2014
Franklin Global Real Estate VIP Fund	Franklin Global Real Estate Securities Fund	April 28, 2014
Franklin Growth and Income VIP Fund	Franklin Growth and Income Securities Fund	April 28, 2014
Franklin High Income VIP Fund	Franklin High Income Securities Fund	April 28, 2014
Franklin Income VIP Fund	Franklin Income Securities Fund	April 28, 2014
Franklin Large Cap Growth VIP Fund	Franklin Large Cap Growth Securities Fund	April 28, 2014
Franklin Rising Dividends VIP Fund	Franklin Rising Dividends Securities Fund	April 28, 2014
Franklin Small Cap Value VIP Fund	Franklin Small Cap Value Securities Fund	April 28, 2014
Franklin Small-Mid Cap Growth VIP Fund	Franklin Small-Mid Cap Growth Securities Fund	April 28, 2014
Franklin Strategic Income VIP Fund	Franklin Strategic Income Securities Fund	April 28, 2014
Franklin Founding Funds Allocation VIP Fund	Franklin Templeton VIP Founding Funds Allocation Fund	April 28, 2014
Franklin U.S. Government Securities VIP Fund	Franklin U.S. Government Fund	April 28, 2014
Franklin Mutual Shares VIP Fund	Mutual Shares Securities Fund	April 28, 2014
Templeton Foreign VIP Fund	Templeton Foreign Securities Fund	April 28, 2014
Templeton Global Bond VIP Fund	Templeton Global Bond Securities Fund	April 28, 2014
Templeton Growth VIP Fund	Templeton Growth Securities Fund	April 28, 2014
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Portfolio	April 28, 2014
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	June 30, 2014

*	As disclosed below, AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund were closed and merged to AZL Fusion Balanced Fund and AZL Fusion Moderate Fund, respectively, on April 26, 2013. On April 29, 2013, AZL Fusion Balanced Fund and AZL Fusion Moderate Fund were renamed to AZL MVP Fusion Balanced Fund and AZL MVP Fusion Moderate Fund, respectively.

During the years ended December 31, 2014 and 2013, the following funds were closed to new money:

Fund	Date Closed
AZL Allianz AGIC Opportunity Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	November 15, 2013
JPMIT International Equity Portfolio	December 12, 2014

56	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

During the years ended December 31, 2014 and 2013, the following funds were added as available options:

Fund	Date Opened
AZL MVP T. Rowe Price Capital Appreciation Fund	January 27, 2014
Allianz NFJ Dividend Value VIT Portfolio	April 28, 2014
AZL Enhanced Bond Index Fund	April 28, 2014
Oppenheimer Diversified Alternatives Fund/VA	April 28, 2014

During the years ended December 31, 2014 and 2013, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
AZL Allianz AGIC Opportunity Fund	AZL Oppenheimer Discovery Fund	April 26, 2013
AZL MVP Fusion Balanced Fund	AZL Fusion Balanced Fund	April 26, 2013
AZL MVP Fusion Moderate Fund	AZL Fusion Moderate Fund	April 26, 2013
AZL Columbia Small Cap Value Fund	AZL Federated Clover Small Value Fund	November 15, 2013

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life reimburses the account.

Bonus

A bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time the Variable Account receive a purchase payment. The bonus paid is based on the following schedule:

Net Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years; therefore, if the contract owner surrenders the contract before the full vesting period, a portion of the bonus can be recaptured by Allianz Life. The accumulated gain/loss on the bonus is 100% vested as it is earned. The vesting rates are presented in the following schedule:

Months Following Purchase Payment	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

57	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000, and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the most recently offered Contract in May 2006. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000, and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB. The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract. The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

58	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most recently offered Base Contract	Most recently offered Contract with the PRIME Plus Benefit
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

The M&E charge and administrative charge for Allianz Charter can be summarized as follows:

Allianz Charter was launched in January 1999, and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:

	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:

Allianz Charter II was launched in May 2003, and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:

Allianz Dimensions was launched in March 2001, and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

59	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:

	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.

The M&E charge for Allianz Elite can be summarized as follows:

Allianz Elite was launched in September of 2006, and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:

	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year

*	Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:

Allianz Custom Income was launched in January 2006, and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

60	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

M&E Charges during the Accumulation and Annuity Phase are as follows:

	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:

Allianz High Five was launched in October 2002, and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in September 2002. There are two versions of the Original Contract: one was issued before June 22, 2007, and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the Accumulation Phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007, and are 1.40% for the Original Contract issued before June 22, 2007, and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

Allianz High Five Bonus was launched in April 2004, and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004, and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

61	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

Allianz High Five L was launched in April 2005, and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:

	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:

Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

The Allianz Valuemark IV Original Contract was launched in February 1997, and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

Sales of the May 2003 Contract were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.

62	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:

Allianz Valuemark Income Plus was launched in July 1994, and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:

The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit and the No Withdrawal Charge Benefit became available. In March 2008, Target Date Retirement Benefit became available. In July 2008, Lifetime Plus 10 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. Quarterly Value Death Benefit also requires selection of Investment Protector, Income Protector, or Income Focus for Contracts issued May 1, 2010 and after. The Contract also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years.

Prior to July of 2012, the Contract allowed the owner to select, for an additional M&E charge, a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009 required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits provide lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and the death benefit.

Current M&E and rider charges during the Accumulation Phase are as follows:

CONTRACT ANNUAL EXPENSES	Charges
M&E Charges Base Contract	1.40%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%

63	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

CONTRACT ANNUAL EXPENSES	Charges
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus Benefit, Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%
Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector ( 01.12 and after)	1.30%
Income Protector (05.11 and prior)
Single Lifetime Plus Payments	1.35%
Joint Lifetime Plus Payments	1.50%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1)

A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.

(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The original Allianz Connections was launched in November 2007, and sales were discontinued in August 2009. The original version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008, Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009, the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit. In May 2011, a new version of Connections was launched. This version included the Short Withdrawal Charge Option, No Withdrawal Charge Option, Quarterly Value Death Benefit, Income Protector and Investment Protector. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Both versions of the Allianz Connections Base Contract provide a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. Prior to July 2012, the Contracts allowed the owner to select at issue for an additional M&E charge a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or a No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

The original Allianz Connections No Withdrawal Charge Option also required selection of a Target Date Benefit or a Lifetime Benefit. The Quarterly Value Death Benefit also requires selection of Income Protector, Investment Protector, or Income Focus. The Target Date Benefits and Investment Protector provide a future guarantee of contract value. The Lifetime Benefits, Income Protector, and Income Focus provide lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

64	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Current M&E and rider charges during the Accumulation Phase are as follows:

CONTRACT ANNUAL EXPENSES	Charges
M & E Charges
Base Contract	1.15%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option	0.45%
No Withdrawal Charge Option	0.60%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase) (1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (had a qualifying event and accepted M&E charge increase)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%
Rider Charges
Investment Protector (01.11)	1.30%
Investment Protector (01.12 and after)	1.35%
Income Protector (05.11)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.55%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12 and after)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Focus (05.12 and after)
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

(1)

A qualifying event is the reset of a Lifetime Benefit’s annual increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.

(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus II Benefit and Lifetime Plus 10 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

Allianz Retirement Pro can be summarized as follows:

Allianz Retirement Pro was launched in January 2011. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.30% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base. The current fee is 1.00% for single Income Advantage Payments and 1.15% for joint Income Advantage Payments.

65	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Allianz Retirement Advantage can be summarized as follows:

Allianz Retirement Advantage was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Quarterly Value Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.30%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.80% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account, calculated as a percentage of the Benefit Base, is 1.00% for single Lifetime Income Payments and 1.15% for joint Lifetime Income Payments.

Allianz Index Advantage can be summarized as follows:

Allianz Index Advantage was launched in September 2013. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Contract annual expenses include an annualized product fee of 1.25%, which is assessed against the Charge Base and deducted quarterly during the accumulation phase while contract value is positive. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary, adjusted for subsequent Purchase Payments and withdrawals. The fee is not assessed during the annuity phase.

If purchase payments are allocated to the index options, the contract owner receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life, and these credits are calculated by Allianz Life based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. With the index options, a credit calculation method must be selected. The credit calculation methods offered are the Index Protection Strategy and the Index Performance Strategy. Both crediting methods provide a combination of a level of protection against negative Index performance, and also a limitation on participation in positive index performance.

The Index Protection Strategy provides a Declared Protection Strategy Credit if the change in index value from one year to the next is greater than or equal to zero. If the change in value is negative, a positive credit is not allocated, but a negative credit is also not allocated. The Index Performance Strategy provides a different form of credit calculation. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the Cap. If the Index Return is negative, a negative performance credit may be allocated if the loss is greater than a specified percentage called the Buffer. The caps are subject to an annual adjustment by Allianz Life. The buffers are established on the date the contract is issued and cannot be changed. Buffers for newly issued contracts and any changes to the caps are published on Allianz Life’s website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts, $50 for Allianz Charter II, Allianz Elite, Allianz Connections, Allianz Vision and Allianz Index Advantage contracts; and $75 for Allianz Retirement Pro and Allianz Retirement Advantage. There is no separate contract maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision, Allianz Connections, Allianz Retirement Pro, Allianz Retirement Advantage and Allianz Index Advantage contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2014 and 2013, were $6,227,000 and $6,210,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009 and for Allianz Connections contracts, which were made available in May 2011. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

A rider charge is also assessed during the Accumulation Phase for Allianz Vision and Connections Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision and Allianz Connections are included herein.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, Allianz Vision, and Allianz Index Advantage deferred annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro or Allianz Retirement Advantage contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.

66	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2&7)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6)	Allianz Index Advantage(7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%	8%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%	7%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%	6%
4	3%	5%	5%	7%	0%	8%	5%	5%
5	2%	4%	4%	6%	0%	7%	4%	4%
6	0%	3%	3%	5%	0%	6%	3%	0%
7	0%	0%	0%	4%	0%	5%	0%	0%
8	0%	0%	0%	3%	0%	4%	0%	0%
9	0%	0%	0%	0%	0%	3%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.
(2)

This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)

This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2005 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8.0%, 7.0%, 5.0%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.
(6)

This is the withdrawal charge for the Base Contract in all states except Mississippi. For Base Contracts issued in Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Bonus Option in all states except Mississippi is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. For Bonus Option Contracts issued in Connecticut, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced. For Bonus Option Contracts issued in Mississippi, the withdrawal charge is 8.0%, 8.0%, 8.0%, 8.0%, 7.0%, 6.0%, 5.0%, 3.5%, 1.5% and 0% for the time periods referenced. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option. For Contracts issued in Florida on or after January 1, 2011, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.

(7)

In Florida, the total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn. In Iowa and Pennsylvania the withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for the time periods referenced. In Mississippi the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for the time periods referenced.

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2014 and 2013, were $19,032,411 and $20,880,444, respectively.

Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, Allianz Connections, and Allianz Index Advantage all include a waiver of withdrawal charge benefit, as permitted by state law, for nursing home confinement and/or diagnosis of a terminal illness.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, Allianz Index Advantage, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L, Allianz Connections, and Allianz Index Advantage, each year the owner can withdraw up to 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

67	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the first contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:

Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%

On Allianz Alterity and Allianz High Five Original Contracts, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Alterity and Allianz High Five Original Contracts, 100% of the total liquidation value is available annually and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. On Allianz Dimensions, 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:

Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The following transfers do not count against any free transfers allowed and are not subject to a transfer fee: dollar cost averaging transfers; flexible rebalancing transfers; GAV or GPV Transfers under any High Five Living Guarantees; transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector, Income Protector or Income Focus on Allianz Vision and Allianz Connections; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage. Fees paid by the contract owners during the years ended December 31, 2014 and 2013, were $2,850 and $8,083, respectively. Net transfers (to)/from the general account during the years ended December 31, 2014 and 2013, were $44,301,000 and $1,105,071,000, respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

68	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

Additional Purchase Payments

In September 2012, the option to submit additional Purchase Payments to Allianz Contracts available under Allianz Life Variable Account B was discontinued except for: Retirement Pro; Retirement Advantage, Connections and Vision Contracts issued in Connecticut, Florida, or New Jersey; and Connections and Vision Contracts issued on or after August 17, 2009.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

69	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

4.	PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$330	$218
Alger American LargeCap Growth Portfolio	502	375
Alger American MidCap Growth Portfolio	1	433
Alger American SmallCap Growth Portfolio	37	41
Allianz NFJ Dividend Value VIT Portfolio	2,387	140
AZL Balanced Index Strategy Fund	82,331	71,622
AZL BlackRock Capital Appreciation Fund	99,252	123,053
AZL Dreyfus Research Growth Fund	46,095	65,631
AZL Enhanced Bond Index Fund	2,062	151
AZL Federated Clover Small Value Fund	63,591	86,817
AZL Franklin Templeton Founding Strategy Plus Fund	108,494	109,109
AZL Gateway Fund	29,376	31,366
AZL Growth Index Strategy Fund	220,422	203,906
AZL International Index Fund	23,423	21,809
AZL Invesco Equity and Income Fund	198,992	159,186
AZL Invesco Growth and Income Fund	48,109	69,693
AZL Invesco International Equity Fund	39,267	72,156
AZL JPMorgan International Opportunities Fund	35,804	73,601
AZL JPMorgan U.S. Equity Fund	41,451	58,440
AZL MFS Investors Trust Fund	29,040	63,237
AZL MFS Mid Cap Value Fund	40,105	44,558
AZL MFS Value Fund	29,094	74,233
AZL Mid Cap Index Fund	41,505	43,236
AZL Money Market Fund	662,510	765,889
AZL Morgan Stanley Global Real Estate Fund	15,860	26,565
AZL Morgan Stanley Mid Cap Growth Fund	85,644	106,836
AZL MVP Balanced Index Strategy Fund	61,173	22,288
AZL MVP BlackRock Global Allocation Fund	149,091	46,878
AZL MVP Franklin Templeton Founding Strategy Plus Fund	101,375	24,837
AZL MVP Fusion Balanced Fund	119,860	168,615
AZL MVP Fusion Conservative Fund	69,512	70,385
AZL MVP Fusion Growth Fund	67,887	165,185
AZL MVP Fusion Moderate Fund	234,944	358,271
AZL MVP Growth Index Strategy Fund	304,996	47,738
AZL MVP Invesco Equity and Income Fund	144,047	26,149
AZL MVP T. Rowe Price Capital Appreciation Fund	278,418	14,353
AZL NFJ International Value Fund	1,212	231
AZL Oppenheimer Discovery Fund	33,382	52,815
AZL Pyramis Core Bond Fund	30,729	7,899
AZL Russell 1000 Growth Index Fund	5,680	1,630
AZL Russell 1000 Value Index Fund	6,725	1,096
AZL S&P 500 Index Fund	110,430	156,029
AZL Schroder Emerging Markets Equity Fund CL 1	391	4,183
AZL Schroder Emerging Markets Equity Fund CL 2	23,335	51,539
AZL Small Cap Stock Index Fund	39,730	67,614
AZL T. Rowe Price Capital Appreciation Fund	100,493	110,064
BlackRock Equity Dividend V.I. Fund	319	86

70	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Cost of Purchases	Proceeds from Sales
BlackRock Global Allocation V.I. Fund	$324,381	$322,006
ClearBridge Variable Aggressive Growth Portfolio	1,109	158
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	1,023	12,155
Columbia Variable Portfolio – Seligman Global Technology Fund	72	167
Davis VA Financial Portfolio	10,743	14,652
Davis VA Real Estate Portfolio	5	59
Davis VA Value Portfolio	12,656	11,515
Dreyfus VIF Appreciation Portfolio	238	1
Eaton Vance VT Floating-Rate Income Fund	3,742	1,121
Fidelity VIP Emerging Markets Portfolio	738	178
Fidelity VIP FundsManager 50% Portfolio	8,882	8,856
Fidelity VIP FundsManager 60% Portfolio	29,151	28,600
Fidelity VIP Mid Cap Portfolio	196	39
Fidelity VIP Strategic Income Portfolio	711	182
Franklin Founding Funds Allocation VIP Fund	23,941	40,823
Franklin Global Real Estate VIP Fund	4,838	22,193
Franklin Growth and Income VIP Fund	8,443	37,672
Franklin High Income VIP Fund	72,743	83,307
Franklin Income VIP Fund	364,630	250,295
Franklin Large Cap Growth VIP Fund	5,061	26,599
Franklin Mutual Shares VIP Fund	58,024	153,089
Franklin Rising Dividends VIP Fund	18,226	59,931
Franklin Small Cap Value VIP Fund	7,181	14,911
Franklin Small-Mid Cap Growth VIP Fund	27,282	22,871
Franklin Strategic Income VIP Fund	1,032	110
Franklin U.S. Government Securities VIP Fund	87,949	104,251
Invesco V.I. American Franchise Fund	13	839
Invesco V.I. American Value Fund	164	34
Invesco V.I. Balanced-Risk Allocation Fund	480	244
Invesco V.I. Core Equity Fund	29	390
Invesco V.I. Growth and Income Fund	39	20
Invesco V.I. International Growth Fund	9	45
Ivy Funds VIP Asset Strategy Portfolio	2,038	279
Ivy Funds VIP Energy Portfolio	768	44
Ivy Funds VIP Global Natural Resources Portfolio	350	18
Ivy Funds VIP Growth Portfolio	115	4
Ivy Funds VIP Mid Cap Growth Portfolio	201	55
Ivy Funds VIP Science and Technology Portfolio	882	276
Jennison Portfolio	540	2,630
JPMIT International Equity Fund	2	112
JPMorgan Insurance Trust Core Bond Portfolio	3,666	521
JPMorgan Insurance Trust U.S. Equity Portfolio	1	58
Lazard Retirement International Equity Portfolio	195	55
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	654	165
MFS VIT II International Value Portfolio	777	174
MFS VIT Research Bond Portfolio	14,599	2,404
MFS VIT Utilities Portfolio	539	59
Oppenheimer Diversified Alternatives Fund/VA	64	—
Oppenheimer Global Fund/VA	5,334	15,372
Oppenheimer Global Strategic Income Fund/VA	716	1,802

71	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Cost of Purchases	Proceeds from Sales
Oppenheimer International Growth Fund/VA	$437	$185
Oppenheimer Main Street Fund/VA	2,532	11,501
PIMCO EqS Pathfinder Portfolio	31,776	102,496
PIMCO VIT All Asset Portfolio	95,196	145,254
PIMCO VIT CommodityRealReturn Strategy Portfolio	20,163	36,133
PIMCO VIT Emerging Markets Bond Portfolio	31,861	42,635
PIMCO VIT Global Advantage Strategy Bond Portfolio	27,993	16,510
PIMCO VIT Global Bond Portfolio	16,899	25,117
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	24,943	75,987
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	20,053	11,365
PIMCO VIT High Yield Portfolio	225,638	212,989
PIMCO VIT Low Duration Portfolio	915	177
PIMCO VIT Real Return Portfolio	99,376	137,555
PIMCO VIT Total Return Portfolio	185,826	295,835
PIMCO VIT Unconstrained Bond Portfolio	80,142	59,214
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	227	5
SP International Growth Portfolio	472	1,986
T. Rowe Price Blue Chip Growth Portfolio	667	459
T. Rowe Price Equity Income Portfolio	530	387
T. Rowe Price Health Sciences Portfolio	1,352	190
Templeton Foreign VIP Fund	6,989	26,317
Templeton Global Bond VIP Fund	172,350	122,864
Templeton Growth VIP Fund	48,975	105,796

72	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

5.	CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account, excluding units for annuitized contracts, for the periods ended December 31, 2014 and 2013, are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	2	2	1	1	—	—
Transfers between funds	(6)	(3)	(16)	(3)	(2)	(17)
Surrenders and terminations	(7)	(13)	(12)	(19)	(21)	(21)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(11)	(14)	(27)	(21)	(23)	(38)

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Allianz AGIC Opportunity Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	60	—	—	6
Transfers between funds	(1)	—	103	—	—	(7,051)
Surrenders and terminations	(2)	(4)	(1)	—	—	(275)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	(1)
Rider charge	—	—	—	—	—	(1)

Total Net Contract Transactions	(3)	(4)	162	—	—	(7,322)

	AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund		AZL Columbia Small Cap Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	251	605	538	2,022	—	46
Transfers between funds	2,188	2,697	(1,437)	559	—	(5,269)
Surrenders and terminations	(1,662)	(1,348)	(2,748)	(2,987)	—	(469)
Rescissions	—	(15)	(18)	(27)	—	(1)
Bonus	2	4	2	12	—	—
Contract Maintenance Charges	(6)	(6)	(6)	(7)	—	(1)
Rider charge	(194)	(167)	(79)	(58)	—	(8)

Total Net Contract Transactions	579	1,770	(3,748)	(486)	—	(5,702)

73	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	AZL Dreyfus Research Growth Fund		AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	260	737	104	—	52	74
Transfers between funds	(270)	706	67	—	(907)	3,959
Surrenders and terminations	(1,796)	(2,032)	(1)	—	(1,425)	(1,272)
Rescissions	—	(15)	—	—	(10)	(1)
Bonus	3	7	1	—	—	—
Contract Maintenance Charges	(3)	(4)	—	—	(3)	(3)
Rider charge	(26)	(18)	—	—	(13)	(8)

Total Net Contract Transactions	(1,832)	(619)	171	—	(2,306)	2,749

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Gateway Fund		AZL Growth Index Strategy Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	453	1,133	127	347	1,019	1,836
Transfers between funds	1,129	6,265	197	2,080	5,289	15,111
Surrenders and terminations	(1,652)	(1,170)	(407)	(282)	(4,230)	(3,191)
Rescissions	(42)	(16)	—	—	(15)	(12)
Bonus	4	9	1	1	5	8
Contract Maintenance Charges	(7)	(7)	(1)	(1)	(14)	(15)
Rider charge	(378)	(313)	(64)	(53)	(809)	(654)

Total Net Contract Transactions	(493)	5,901	(147)	2,092	1,245	13,083

	AZL International Index Fund		AZL Invesco Equity and Income Fund		AZL Invesco Growth and Income Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	434	1,282	471	820	475	1,468
Transfers between funds	188	284	5,010	13,338	(214)	2,175
Surrenders and terminations	(436)	(357)	(3,388)	(2,961)	(1,861)	(2,354)
Rescissions	(36)	(15)	(1)	(12)	(3)	(8)
Bonus	2	5	4	4	2	5
Contract Maintenance Charges	(1)	(1)	(9)	(8)	(3)	(4)
Rider charge	(40)	(25)	(326)	(229)	(26)	(16)

Total Net Contract Transactions	111	1,173	1,761	10,952	(1,630)	1,266

74	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	343	1,178	169	446	242	586
Transfers between funds	(198)	984	(29)	1,455	571	1,589
Surrenders and terminations	(1,806)	(1,789)	(1,949)	(2,007)	(1,638)	(1,606)
Rescissions	(2)	(13)	(1)	(6)	(3)	(7)
Bonus	2	4	1	2	3	7
Contract Maintenance Charges	(3)	(4)	(4)	(4)	(3)	(4)
Rider charge	(22)	(16)	(17)	(11)	(21)	(14)

Total Net Contract Transactions	(1,686)	344	(1,830)	(125)	(849)	551

	AZL MFS Investors Trust Fund		AZL MFS Mid Cap Value Fund		AZL MFS Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	124	405	377	1,354	364	976
Transfers between funds	(563)	834	(108)	802	(401)	2,710
Surrenders and terminations	(1,313)	(1,670)	(975)	(1,066)	(2,936)	(3,386)
Rescissions	(2)	(4)	—	(10)	(3)	(11)
Bonus	1	3	4	11	2	7
Contract Maintenance Charges	(2)	(3)	(2)	(2)	(5)	(6)
Rider charge	(13)	(9)	(57)	(40)	(30)	(18)

Total Net Contract Transactions	(1,768)	(444)	(761)	1,049	(3,009)	272

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	650	1,674	21,912	33,280	67	66
Transfers between funds	(296)	898	(12,430)	(17,510)	(195)	138
Surrenders and terminations	(674)	(558)	(19,012)	(20,280)	(742)	(761)
Rescissions	(1)	(41)	(323)	(284)	(2)	—
Bonus	4	10	167	251	—	—
Contract Maintenance Charges	(2)	(2)	(22)	(24)	(1)	(2)
Rider charge	(51)	(32)	(291)	(270)	(6)	(6)

Total Net Contract Transactions	(370)	1,949	(9,999)	(4,837)	(879)	(565)

75	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	265	764	3,459	5,070	11,165	22,449
Transfers between funds	(711)	380	189	987	(108)	2,648
Surrenders and terminations	(1,965)	(2,266)	(311)	(170)	(1,157)	(530)
Rescissions	(14)	(9)	(47)	(107)	(114)	(260)
Bonus	2	5	30	46	79	131
Contract Maintenance Charges	(4)	(5)	(3)	(2)	(11)	(7)
Rider charge	(33)	(23)	(163)	(102)	(721)	(460)

Total Net Contract Transactions	(2,460)	(1,154)	3,154	5,722	9,133	23,971

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Balanced Fund (Pre- Merger)
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	6,091	8,865	2,775	4,187	—	2,574
Transfers between funds	558	2,818	201	11,857	—	(12,639)
Surrenders and terminations	(328)	(80)	(5,564)	(5,191)	—	(104)
Rescissions	(83)	(53)	(48)	(82)	—	(20)
Bonus	47	51	28	47	—	18
Contract Maintenance Charges	(3)	(1)	(18)	(18)	—	(1)
Rider charge	(223)	(101)	(597)	(475)	—	(41)

Total Net Contract Transactions	6,059	11,499	(3,223)	10,325	—	(10,213)

	AZL MVP Fusion Conservative Fund		AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,163	1,395	537	1,077	7,942	11,860
Transfers between funds	133	(914)	(839)	3,792	(3,920)	24,089
Surrenders and terminations	(1,532)	(1,097)	(6,462)	(7,733)	(10,751)	(9,458)
Rescissions	(76)	(5)	(5)	(19)	(63)	(114)
Bonus	15	14	2	7	58	77
Contract Maintenance Charges	(4)	(4)	(15)	(18)	(39)	(40)
Rider charge	(178)	(153)	(28)	(19)	(1,566)	(1,275)

Total Net Contract Transactions	(479)	(764)	(6,810)	(2,913)	(8,339)	25,139

76	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	AZL MVP Fusion Moderate Fund (Pre-Merger)		AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	5,188	18,037	27,405	8,046	10,181
Transfers between funds	—	(23,562)	3,362	4,842	1,734	4,300
Surrenders and terminations	—	(64)	(1,164)	(374)	(467)	(116)
Rescissions	—	(68)	(230)	(247)	(94)	(56)
Bonus	—	38	106	195	68	70
Contract Maintenance Charges	—	(2)	(10)	(5)	(4)	(2)
Rider charge	—	(73)	(756)	(383)	(314)	(136)

Total Net Contract Transactions	—	(18,543)	19,345	31,433	8,969	14,241

	AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund		AZL Oppenheimer Discovery Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	8,600	—	39	19	107	364
Transfers between funds	15,578	—	16	1	(649)	8,187
Surrenders and terminations	(183)	—	(1)	(1)	(1,152)	(986)
Rescissions	(37)	—	—	—	(2)	(1)
Bonus	58	—	—	—	1	1
Contract Maintenance Charges	(1)	—	—	—	(2)	(2)
Rider charge	(134)	—	—	—	(10)	(8)

Total Net Contract Transactions	23,881	—	54	19	(1,707)	7,555

	AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund		AZL Russell 1000 Value Index Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	385	641	137	51	96	60
Transfers between funds	2,030	321	81	39	215	28
Surrenders and terminations	(86)	(24)	(6)	(4)	(8)	(7)
Rescissions	(4)	(9)	(1)	(1)	—	(1)
Bonus	5	5	—	—	1	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(26)	(7)	(1)	(1)	(1)	(1)

Total Net Contract Transactions	2,304	927	210	84	303	79

77	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,249	3,518	90	394	66	146
Transfers between funds	(8)	3,224	(84)	(52)	(560)	33
Surrenders and terminations	(4,573)	(4,597)	(412)	(731)	(1,887)	(2,162)
Rescissions	(5)	(62)	—	—	(4)	(7)
Bonus	8	16	—	—	—	—
Contract Maintenance Charges	(9)	(11)	(1)	(1)	(4)	(5)
Rider charge	(115)	(72)	—	—	(18)	(17)

Total Net Contract Transactions	(3,453)	2,016	(407)	(390)	(2,407)	(2,012)

	AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	190	338	679	1,056	8	43
Transfers between funds	(1,058)	1,237	223	2,047	4	9
Surrenders and terminations	(1,694)	(1,908)	(3,983)	(4,405)	(1)	—
Rescissions	(4)	(3)	(17)	(13)	(1)	—
Bonus	1	2	5	5	—	—
Contract Maintenance Charges	(3)	(4)	(7)	(9)	—	—
Rider charge	(16)	(16)	(45)	(32)	—	—

Total Net Contract Transactions	(2,584)	(354)	(3,145)	(1,351)	10	52

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller- Cap Value Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,829	6,095	28	17	1	1
Transfers between funds	(6,676)	(4,222)	19	13	(57)	45
Surrenders and terminations	(8,349)	(6,989)	(2)	—	(550)	(723)
Rescissions	(39)	(87)	(2)	—	—	—
Bonus	9	30	—	—	—	—
Contract Maintenance Charges	(34)	(38)	—	—	(1)	(1)
Rider charge	(1,647)	(1,499)	—	—	—	—

Total Net Contract Transactions	(14,907)	(6,710)	43	30	(607)	(678)

78	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	1	2	—	—
Transfers between funds	—	(1)	(210)	200	—	—
Surrenders and terminations	(15)	(15)	(421)	(514)	(2)	(2)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(15)	(16)	(631)	(313)	(2)	(2)

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating- Rate Income Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	4	5	9	4	97	193
Transfers between funds	(67)	117	4	(1)	93	122
Surrenders and terminations	(556)	(746)	—	—	(29)	(8)
Rescissions	—	—	—	—	—	(7)
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(620)	(625)	13	3	161	300

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	64	35	36	203	187	288
Transfers between funds	16	5	185	198	238	2,238
Surrenders and terminations	(14)	(6)	(194)	(58)	(449)	(288)
Rescissions	(7)	—	—	—	—	—
Bonus	—	—	—	1	1	3
Contract Maintenance Charges	—	—	—	—	(1)	(1)
Rider charge	—	—	(24)	(18)	(81)	(64)

Total Net Contract Transactions	59	34	3	326	(105)	2,176

79	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	3	7	10	16	24	31
Transfers between funds	—	1	19	(7)	(526)	(1,001)
Surrenders and terminations	—	—	(3)	(3)	(1,157)	(1,137)
Rescissions	—	(1)	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	(3)	(4)
Rider charge	—	—	—	—	(6)	(7)

Total Net Contract Transactions	3	7	26	6	(1,668)	(2,118)

	Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	22	25	293	528	97	108
Transfers between funds	(4)	209	(74)	117	128	107
Surrenders and terminations	(358)	(405)	(1,044)	(1,314)	(882)	(860)
Rescissions	—	—	—	—	(1)	(1)
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(1)	(1)	(2)	(2)	(2)	(2)
Rider charge	—	—	—	—	(29)	(26)

Total Net Contract Transactions	(341)	(172)	(827)	(671)	(689)	(674)

	Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	2,042	2,816	202	350	774	2,461
Transfers between funds	1,435	2,442	(73)	436	(836)	2,041
Surrenders and terminations	(2,575)	(2,574)	(1,506)	(1,037)	(3,993)	(4,940)
Rescissions	(12)	(20)	—	—	(1)	(7)
Bonus	12	16	—	—	2	11
Contract Maintenance Charges	(5)	(5)	(2)	(2)	(6)	(7)
Rider charge	(101)	(65)	—	—	(31)	(22)

Total Net Contract Transactions	796	2,610	(1,379)	(253)	(4,091)	(463)

80	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund		Franklin Small-Mid Cap Growth VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	145	153	24	25	72	88
Transfers between funds	(88)	526	(74)	97	(73)	132
Surrenders and terminations	(1,059)	(1,124)	(433)	(449)	(578)	(632)
Rescissions	—	(1)	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(2)	(2)	(1)	(1)	(1)	(1)
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(1,004)	(448)	(484)	(328)	(580)	(413)

	Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	28	15	288	506	—	—
Transfers between funds	9	2	597	(1,324)	(11)	(6)
Surrenders and terminations	(1)	(3)	(1,553)	(1,716)	(23)	(43)
Rescissions	—	—	(4)	(6)	—	—
Bonus	—	—	1	4	—	—
Contract Maintenance Charges	—	—	(4)	(5)	—	—
Rider charge	—	—	(50)	(42)	—	—

Total Net Contract Transactions	36	14	(725)	(2,583)	(34)	(49)

	Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Core Equity Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	2	5	10	55	—	—
Transfers between funds	2	—	3	(2)	—	(5)
Surrenders and terminations	(1)	—	(3)	(3)	(23)	(20)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	3	5	10	50	(23)	(25)

81	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Invesco V.I. Growth and Income Fund		Invesco V.I. International Growth Fund		Ivy Funds VIP Asset Strategy Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	—	—	19	30
Transfers between funds	—	—	—	—	3	(1)
Surrenders and terminations	—	(1)	(3)	(6)	—	(3)
Rescissions	—	—	—	—	(1)	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	(1)	(3)	(6)	21	26

	Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	12	17	4	8	1	1
Transfers between funds	32	3	17	(1)	—	—
Surrenders and terminations	—	—	—	—	(1)	(1)
Rescissions	—	—	—	(2)	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	44	20	21	5	—	—

	Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	5	13	3	5	—	—
Transfers between funds	(1)	5	2	3	(11)	54
Surrenders and terminations	—	(1)	(1)	—	(105)	(142)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	4	17	4	8	(116)	(88)

82	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	—	—	104	25	—	—
Transfers between funds	(6)	—	148	(1)	—	—
Surrenders and terminations	(1)	—	(4)	—	(3)	(5)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(7)	—	248	24	(3)	(5)

	Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	13	7	14	5	22	24
Transfers between funds	(1)	2	1	2	29	25
Surrenders and terminations	(2)	—	(4)	—	(6)	(1)
Rescissions	(3)	—	—	—	(1)	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	7	9	11	7	44	48

	MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio		Oppenheimer Diversified Alternatives Fund/VA
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	52	11	3	10	1	—
Transfers between funds	661	(2)	13	2	5	—
Surrenders and terminations	(4)	(3)	—	(1)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	—	—	—	—	—

Total Net Contract Transactions	708	6	16	11	6	—

83	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	Oppenheimer Global Fund/VA		Oppenheimer Global Strategic Income Fund/VA		Oppenheimer International Growth Fund/VA
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	3	4	—	2	12	39
Transfers between funds	(77)	99	(10)	33	(2)	3
Surrenders and terminations	(634)	(733)	(38)	(45)	(1)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(709)	(631)	(48)	(10)	9	42

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	9	15	297	443	1,102	4,298
Transfers between funds	(75)	177	(1,531)	933	(2,786)	(2,403)
Surrenders and terminations	(639)	(815)	(4,330)	(6,277)	(2,379)	(2,413)
Rescissions	—	—	—	(3)	(6)	(32)
Bonus	—	—	—	2	8	46
Contract Maintenance Charges	(2)	(2)	(9)	(11)	(7)	(8)
Rider charge	—	—	(24)	(21)	(270)	(254)

Total Net Contract Transactions	(707)	(625)	(5,597)	(4,934)	(4,338)	(766)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	81	400	44	196	619	1,848
Transfers between funds	(361)	(262)	(458)	(611)	906	297
Surrenders and terminations	(1,211)	(1,594)	(742)	(685)	(298)	(229)
Rescissions	(2)	(6)	(1)	(13)	(11)	(21)
Bonus	—	—	—	1	5	10
Contract Maintenance Charges	(3)	(3)	(2)	(3)	(2)	(2)
Rider charge	(18)	(16)	(83)	(72)	(96)	(65)

Total Net Contract Transactions	(1,514)	(1,481)	(1,242)	(1,187)	1,123	1,838

84	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Allocation Portfolio		PIMCO VIT Global Multi- Asset Managed Volatility Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	41	67	177	1,074	1,386	3,836
Transfers between funds	(202)	(415)	(3,948)	(2,566)	(298)	790
Surrenders and terminations	(715)	(693)	(1,036)	(987)	(239)	(40)
Rescissions	(2)	(4)	(1)	(33)	(27)	(58)
Bonus	—	—	1	5	15	25
Contract Maintenance Charges	(2)	(2)	(5)	(6)	(2)	(1)
Rider charge	(42)	(35)	(293)	(291)	(93)	(61)

Total Net Contract Transactions	(922)	(1,082)	(5,105)	(2,804)	742	4,491

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	2,026	5,077	38	89	962	3,220
Transfers between funds	(356)	3,410	4	(25)	(459)	(4,808)
Surrenders and terminations	(2,335)	(2,078)	(3)	(3)	(2,857)	(3,033)
Rescissions	(13)	(69)	—	—	(4)	(41)
Bonus	14	38	—	—	8	28
Contract Maintenance Charges	(8)	(7)	—	—	(8)	(9)
Rider charge	(313)	(206)	—	—	(236)	(198)

Total Net Contract Transactions	(985)	6,165	39	61	(2,594)	(4,841)

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		QS Legg Mason Dynamic Multi- Strategy VIT Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1,772	5,930	1,685	5,226	3	12
Transfers between funds	(2,071)	(6,929)	1,704	6,252	14	4
Surrenders and terminations	(5,552)	(5,794)	(1,031)	(616)	—	(1)
Rescissions	(26)	(79)	(8)	(53)	—	—
Bonus	20	43	7	33	—	—
Contract Maintenance Charges	(16)	(17)	(4)	(2)	—	—
Rider charge	(444)	(365)	(228)	(128)	—	—

Total Net Contract Transactions	(6,317)	(7,211)	2,125	10,712	17	15

85	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	1	1	20	33	16	26
Transfers between funds	(16)	69	(5)	17	(5)	27
Surrenders and terminations	(163)	(164)	(5)	—	(5)	(5)
Rescissions	—	—	(1)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(178)	(94)	9	50	6	48

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund
	2014	2013	2014	2013	2014	2013
Contract Transactions
Purchase payments	8	3	122	112	928	2,688
Transfers between funds	14	8	(65)	155	691	710
Surrenders and terminations	—	(1)	(758)	(890)	(1,174)	(1,230)
Rescissions	—	—	—	(3)	(6)	(28)
Bonus	—	—	—	—	6	17
Contract Maintenance Charges	—	—	(2)	(2)	(4)	(4)
Rider charge	—	—	—	—	(163)	(117)

Total Net Contract Transactions	22	10	(703)	(628)	278	2,036

	Templeton Growth VIP Fund		Total All Funds
	2014	2013	2014	2013
Contract Transactions
Purchase payments	686	1,864	118,204	208,680
Transfers between funds	(70)	1,486	(535)	59,424
Surrenders and terminations	(2,564)	(3,348)	(148,997)	(151,333)
Rescissions	(2)	(7)	(1,492)	(2,217)
Bonus	2	5	835	1,396
Contract Maintenance Charges	(4)	(6)	(383)	(406)
Rider charge	(23)	(15)	(11,704)	(8,948)

Total Net Contract Transactions	(1,975)	(21)	(44,072)	106,596

86	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2014	129	$17.38	to	$18.75	$2,240	0.09%	1.15%	to	2.55%	11.61%	to	12.17%
2013	140	$15.57	to	$16.71	$2,175	0.36%	1.15%	to	2.55%	32.64%	to	33.31%
2012	154	$11.74	to	$12.54	$1,804	0.96%	1.15%	to	2.55%	16.06%	to	16.65%
2011	178	$10.12	to	$10.81	$1,795	0.11%	1.15%	to	2.55%	-2.81%	to	-1.44%
2010	202	$10.34	to	$10.99	$2,082	0.39%	1.15%	to	2.55%	11.15%	to	12.72%
Alger American LargeCap Growth Portfolio
2014	247	$12.04	to	$13.28	$3,154	0.16%	1.15%	to	2.55%	8.73%	to	9.44%
2013	274	$10.31	to	$12.14	$3,200	0.80%	1.15%	to	2.55%	31.68%	to	33.20%
2012	295	$8.37	to	$9.11	$2,594	1.14%	1.15%	to	2.55%	7.08%	to	8.33%
2011	359	$7.77	to	$8.41	$2,925	1.00%	1.15%	to	2.55%	-2.85%	to	-1.48%
2010	419	$7.96	to	$8.56	$3,487	0.73%	1.15%	to	2.55%	10.53%	to	12.09%
Alger American MidCap Growth Portfolio
2014	154	$15.41	to	$18.99	$2,691	0.00%	1.15%	to	2.55%	5.29%	to	6.78%
2013	177	$14.63	to	$17.78	$2,907	0.31%	1.15%	to	2.55%	32.42%	to	34.29%
2012	215	$11.05	to	$13.24	$2,650	0.00%	1.15%	to	2.55%	13.27%	to	14.87%
2011	257	$9.76	to	$11.53	$2,764	0.34%	1.15%	to	2.55%	-10.58%	to	-9.32%
2010	314	$10.91	to	$12.71	$3,756	0.00%	1.15%	to	2.55%	16.38%	to	18.02%
Alger American SmallCap Growth Portfolio
2014	35	$11.32	to	$12.19	$405	0.00%	1.15%	to	2.55%	-1.45%	to	-0.96%
2013	38	$11.48	to	$12.31	$445	0.00%	1.15%	to	2.55%	31.73%	to	32.39%
2012	42	$8.72	to	$9.30	$372	0.00%	1.15%	to	2.55%	10.37%	to	10.93%
2011	45	$7.90	to	$8.43	$359	0.00%	1.15%	to	2.55%	-5.61%	to	-4.29%
2010	80	$8.31	to	$8.83	$681	0.00%	1.15%	to	2.55%	22.14%	to	23.86%
Allianz NFJ Dividend Value VIT Portfolio
2014[10]	162	$14.02	to	$14.57	$2,288	0.21%	0.30%	to	2.05%	5.54%	to	6.72%
AZL Balanced Index Strategy Fund
2014	29,729	$12.68	to	$14.32	$405,308	1.42%	1.00%	to	3.40%	2.67%	to	4.91%
2013	29,150	$12.43	to	$13.94	$381,862	1.71%	1.00%	to	3.40%	9.37%	to	11.81%
2012	27,380	$11.37	to	$12.16	$323,625	1.41%	1.00%	to	3.15%	6.91%	to	9.19%
2011	25,164	$10.64	to	$11.14	$274,789	0.76%	1.00%	to	3.15%	-0.76%	to	1.39%
2010	18,818	$10.71	to	$10.99	$204,179	0.00%	1.00%	to	3.15%	7.07%	to	9.40%
AZL BlackRock Capital Appreciation Fund
2014	26,658	$15.29	to	$20.44	$461,779	0.00%	0.30%	to	3.40%	5.52%	to	8.79%
2013	30,406	$14.67	to	$18.79	$492,419	0.53%	0.30%	to	3.40%	29.04%	to	33.04%
2012	30,892	$11.48	to	$14.12	$380,619	0.04%	0.30%	to	3.15%	10.35%	to	13.39%
2011	29,815	$10.40	to	$11.89	$328,076	0.00%	0.30%	to	3.15%	-11.92%	to	-9.38%
2010	30,880	$11.73	to	$13.21	$381,198	0.05%	1.00%	to	3.15%	15.50%	to	18.01%

87	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Dreyfus Research Growth Fund
2014	14,539	$13.23	to	$19.63	$227,676	0.15%	0.30%	to	3.40%	4.88%	to	8.12%
2013	16,371	$12.84	to	$18.16	$241,085	0.43%	0.30%	to	3.40%	31.52%	to	35.59%
2012	16,990	$9.91	to	$13.39	$186,579	0.36%	0.30%	to	3.15%	14.25%	to	17.40%
2011	16,759	$8.67	to	$10.46	$158,438	0.31%	0.30%	to	3.15%	-6.19%	to	-3.48%
2010	18,846	$9.23	to	$10.93	$187,958	0.42%	1.00%	to	3.15%	19.11%	to	21.70%
AZL Enhanced Bond Index Fund
2014[10]	171	$10.95	to	$11.45	$1,923	1.44%	1.15%	to	2.05%	1.59%	to	2.15%
AZL Federated Clover Small Value Fund
2014	11,887	$21.78	to	$30.92	$296,160	0.82%	0.30%	to	3.40%	3.99%	to	7.21%
2013	14,193	$21.27	to	$28.84	$337,001	0.71%	0.30%	to	3.40%	27.65%	to	31.60%
2012	11,444	$16.96	to	$21.91	$209,598	0.60%	0.30%	to	3.15%	10.98%	to	13.98%
2011	11,704	$15.28	to	$18.09	$190,356	0.56%	0.30%	to	3.15%	-6.89%	to	-4.21%
2010	12,993	$16.31	to	$19.02	$224,974	0.81%	1.00%	to	3.15%	23.17%	to	25.84%
AZL Franklin Templeton Founding Strategy Plus Fund
2014	33,703	$12.91	to	$20.20	$470,908	1.54%	0.30%	to	3.40%	-1.18%	to	1.83%
2013	34,196	$13.15	to	$20.42	$476,676	1.71%	0.30%	to	3.40%	14.40%	to	17.77%
2012	28,295	$11.48	to	$12.58	$340,380	2.35%	0.30%	to	3.15%	11.20%	to	14.43%
2011	26,043	$10.34	to	$10.79	$277,743	0.22%	0.30%	to	3.15%	-4.87%	to	-2.13%
2010	13,142	$10.86	to	$11.12	$145,135	3.10%	1.15%	to	3.15%	6.61%	to	8.76%
AZL Gateway Fund
2014	7,267	$10.53	to	$12.24	$81,620	1.15%	0.00%	to	3.40%	-0.16%	to	3.09%
2013	7,414	$10.57	to	$11.87	$82,334	0.91%	0.00%	to	3.40%	5.08%	to	8.44%
2012	5,322	$10.06	to	$10.95	$55,574	0.41%	0.00%	to	3.15%	0.90%	to	4.15%
2011	4,424	$9.97	to	$10.31	$45,144	0.00%	0.00%	to	3.15%	-0.13%	to	3.06%
2010¹	1,527	$10.00	to	$10.10	$15,393	1.39%	1.15%	to	3.15%	-0.15%	to	1.20%
AZL Growth Index Strategy Fund
2014	85,046	$14.10	to	$16.48	$1,293,924	1.20%	1.00%	to	3.40%	3.02%	to	5.31%
2013	83,801	$13.77	to	$15.97	$1,219,558	1.22%	1.00%	to	3.40%	17.08%	to	19.69%
2012	70,718	$11.73	to	$12.51	$866,140	1.15%	1.00%	to	3.15%	9.79%	to	12.03%
2011	62,713	$10.70	to	$11.16	$690,163	0.56%	1.00%	to	3.15%	-3.08%	to	-0.98%
2010	31,123	$11.03	to	$11.28	$348,066	0.00%	1.00%	to	3.15%	9.90%	to	12.29%
AZL International Index Fund
2014	7,074	$10.35	to	$13.93	$79,458	1.79%	0.00%	to	3.40%	-9.27%	to	-6.18%
2013	6,963	$11.41	to	$15.22	$84,676	2.04%	0.00%	to	3.40%	17.36%	to	21.36%
2012	5,790	$9.82	to	$10.79	$58,812	2.02%	0.00%	to	3.15%	14.59%	to	18.04%
2011	5,041	$8.57	to	$8.95	$44,076	1.26%	0.00%	to	3.15%	-15.47%	to	-12.78%
2010	4,296	$10.12	to	$10.36	$43,901	0.54%	1.00%	to	3.15%	3.80%	to	6.05%
AZL Invesco Equity and Income Fund
2014	49,158	$14.69	to	$20.23	$828,241	0.77%	0.30%	to	3.40%	4.87%	to	8.17%
2013	47,397	$14.20	to	$18.70	$751,359	0.95%	0.30%	to	3.40%	20.74%	to	24.29%
2012	36,445	$11.75	to	$15.05	$471,097	1.48%	0.30%	to	3.15%	8.42%	to	11.57%
2011	35,426	$10.84	to	$12.64	$416,347	1.23%	0.30%	to	3.15%	-5.20%	to	-2.47%
2010	27,543	$11.43	to	$12.98	$334,919	1.30%	1.00%	to	3.15%	8.28%	to	10.63%

88	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco Growth and Income Fund
2014	14,911	$15.37	to	$23.16	$262,285	0.99%	0.30%	to	3.40%	6.32%	to	9.67%
2013	16,541	$14.71	to	$21.12	$269,690	0.98%	0.30%	to	3.40%	29.48%	to	33.29%
2012	15,275	$11.56	to	$15.85	$191,141	1.47%	0.30%	to	3.15%	10.94%	to	13.99%
2011	15,169	$10.42	to	$12.90	$168,140	0.86%	0.30%	to	3.15%	-4.97%	to	-2.23%
2010	15,605	$10.95	to	$13.22	$184,784	0.87%	1.00%	to	3.15%	8.88%	to	11.25%
AZL Invesco International Equity Fund
2014	15,704	$15.93	to	$23.31	$283,111	1.47%	0.30%	to	3.40%	-3.05%	to	-0.05%
2013	17,390	$16.42	to	$23.32	$319,287	1.26%	0.30%	to	3.40%	14.87%	to	18.43%
2012	17,046	$14.84	to	$19.69	$274,904	1.75%	0.30%	to	3.15%	12.18%	to	15.21%
2011	17,443	$13.16	to	$15.97	$247,210	0.95%	0.30%	to	3.15%	-10.18%	to	-7.59%
2010	19,392	$14.69	to	$17.40	$302,735	0.46%	1.00%	to	3.15%	9.03%	to	11.40%
AZL JPMorgan International Opportunities Fund
2014	16,182	$15.64	to	$22.21	$289,859	1.33%	0.30%	to	3.40%	-10.49%	to	-7.67%
2013	18,012	$17.46	to	$24.05	$356,250	2.26%	0.30%	to	3.40%	16.78%	to	20.33%
2012	18,137	$15.39	to	$19.99	$301,979	1.86%	0.30%	to	3.15%	16.69%	to	19.90%
2011	17,297	$13.19	to	$15.69	$242,631	0.66%	0.30%	to	3.15%	-16.09%	to	-13.67%
2010	19,223	$15.70	to	$18.23	$318,489	0.45%	1.00%	to	3.15%	2.66%	to	4.89%
AZL JPMorgan U.S. Equity Fund
2014	13,745	$15.89	to	$21.88	$249,235	0.74%	0.30%	to	3.40%	10.47%	to	13.84%
2013	14,594	$14.38	to	$19.22	$236,482	0.95%	0.30%	to	3.40%	32.46%	to	36.49%
2012	14,043	$11.14	to	$14.08	$168,524	0.79%	0.30%	to	3.15%	13.65%	to	16.78%
2011	12,600	$9.84	to	$11.43	$130,690	0.69%	0.30%	to	3.15%	-5.22%	to	-2.49%
2010	13,654	$10.36	to	$11.80	$148,046	0.57%	1.00%	to	3.15%	9.46%	to	11.84%
AZL MFS Investors Trust Fund
2014	12,104	$19.22	to	$25.69	$262,038	0.71%	0.30%	to	3.40%	7.10%	to	10.42%
2013	13,872	$18.17	to	$23.27	$276,868	0.78%	0.30%	to	3.40%	27.43%	to	31.38%
2012	14,316	$14.40	to	$17.71	$220,647	0.72%	0.30%	to	3.15%	15.41%	to	18.59%
2011	14,197	$12.47	to	$14.25	$186,853	0.61%	0.30%	to	3.15%	-5.24%	to	-2.51%
2010	16,719	$13.14	to	$14.68	$229,687	0.13%	1.00%	to	3.15%	7.57%	to	9.91%
AZL MFS Mid Cap Value Fund
2014	12,266	$10.31	to	$13.38	$143,173	0.34%	0.30%	to	3.40%	7.30%	to	10.56%
2013	13,027	$9.72	to	$12.10	$139,769	0.67%	0.30%	to	3.40%	30.47%	to	34.51%
2012	11,978	$7.54	to	$9.00	$96,570	0.56%	0.30%	to	3.15%	12.47%	to	15.68%
2011	11,009	$6.69	to	$7.47	$77,581	0.86%	0.30%	to	3.15%	-6.55%	to	-3.86%
2010	10,557	$7.15	to	$7.81	$78,391	0.64%	1.00%	to	3.15%	18.86%	to	21.44%
AZL MFS Value Fund
2014	21,978	$12.78	to	$19.27	$332,017	1.35%	0.30%	to	3.40%	6.63%	to	9.93%
2013	24,987	$11.98	to	$17.53	$349,096	1.52%	0.30%	to	3.40%	30.96%	to	35.01%
2012	24,715	$9.53	to	$12.98	$259,569	1.26%	0.30%	to	3.15%	13.26%	to	16.32%
2011	23,875	$8.41	to	$10.36	$217,364	0.93%	0.30%	to	3.15%	-7.41%	to	-4.74%
2010	27,423	$9.06	to	$10.95	$259,905	1.09%	1.00%	to	3.15%	6.42%	to	8.73%

89	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Mid Cap Index Fund
2014	9,600	$15.43	to	$22.56	$158,052	0.67%	0.00%	to	3.40%	5.66%	to	9.21%
2013	9,970	$14.58	to	$16.37	$152,925	0.69%	0.00%	to	3.40%	28.60%	to	32.71%
2012	8,021	$11.38	to	$12.33	$94,071	0.45%	0.00%	to	3.15%	13.73%	to	17.22%
2011	6,608	$10.01	to	$10.32	$67,251	0.38%	0.00%	to	3.15%	-5.34%	to	-2.32%
2010¹	5,906	$10.56	to	$10.69	$62,735	0.26%	1.00%	to	3.15%	7.54%	to	9.11%
AZL Money Market Fund
2014	68,741	$7.63	to	$12.76	$658,723	0.00%	0.00%	to	3.40%	-3.24%	to	0.01%
2013	78,740	$8.23	to	$12.75	$762,103	0.00%	0.00%	to	3.40%	-3.10%	to	0.00%
2012	83,577	$8.49	to	$12.75	$821,110	0.00%	0.00%	to	3.15%	-3.12%	to	0.00%
2011	81,711	$8.77	to	$11.33	$811,974	0.00%	0.00%	to	3.15%	-3.09%	to	0.00%
2010	80,125	$9.05	to	$11.44	$807,404	0.01%	1.00%	to	3.15%	-3.09%	to	-0.99%
AZL Morgan Stanley Global Real Estate Fund
2014	6,778	$10.50	to	$13.98	$79,181	0.95%	0.00%	to	3.40%	10.08%	to	13.77%
2013	7,657	$9.64	to	$12.28	$80,311	4.02%	0.00%	to	3.40%	-0.17%	to	3.02%
2012	8,222	$9.76	to	$11.92	$85,291	1.67%	0.00%	to	3.15%	26.00%	to	29.86%
2011	8,669	$7.75	to	$8.60	$70,490	3.04%	0.00%	to	3.15%	-12.73%	to	-9.94%
2010	9,166	$8.86	to	$9.62	$84,456	1.80%	1.00%	to	3.15%	17.11%	to	19.66%
AZL Morgan Stanley Mid Cap Growth Fund
2014	18,375	$17.27	to	$26.03	$373,183	0.00%	0.30%	to	3.40%	-2.45%	to	0.52%
2013	20,835	$17.70	to	$25.89	$428,378	0.49%	0.30%	to	3.40%	34.43%	to	38.53%
2012	21,989	$13.64	to	$18.69	$330,341	0.00%	0.30%	to	3.15%	5.14%	to	8.03%
2011	22,261	$12.97	to	$16.06	$312,295	0.35%	0.30%	to	3.15%	-9.46%	to	-6.85%
2010	25,121	$14.30	to	$17.27	$387,718	0.00%	1.00%	to	3.15%	28.39%	to	31.18%
AZL MVP Balanced Index Strategy Fund
2014	14,863	$12.21	to	$12.96	$184,352	1.01%	0.00%	to	2.05%	3.99%	to	6.09%
2013	11,709	$11.74	to	$12.21	$138,775	0.00%	0.00%	to	2.05%	10.33%	to	12.56%
2012[5]	5,987	$10.64	to	$10.73	$63,989	2.61%	1.40%	to	2.05%	5.32%	to	6.16%
AZL MVP BlackRock Global Allocation Fund
2014	61,669	$11.68	to	$12.00	$732,907	0.05%	1.15%	to	2.05%	-0.06%	to	0.85%
2013	52,536	$11.69	to	$11.90	$621,042	0.00%	1.15%	to	2.05%	11.76%	to	12.77%
2012[5]	28,565	$10.46	to	$10.55	$300,335	2.02%	1.40%	to	2.05%	2.92%	to	3.80%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2014	21,620	$12.21	to	$12.49	$267,848	0.95%	1.15%	to	2.05%	0.31%	to	1.17%
2013	15,561	$12.16	to	$12.35	$191,116	0.00%	1.15%	to	2.05%	15.40%	to	16.44%
2012[6]	4,062	$10.54	to	$10.60	$42,976	2.50%	1.40%	to	2.05%	5.41%	to	6.05%

90	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fusion Balanced Fund
2014	85,074	$12.01	to	$16.06	$1,177,036	1.36%	0.30%	to	3.40%	1.09%	to	4.27%
2013	88,297	$12.03	to	$15.40	$1,188,726	1.79%	0.30%	to	3.40%	7.94%	to	11.12%
2012	77,972	$11.14	to	$13.86	$953,718	2.02%	0.30%	to	3.15%	7.92%	to	11.06%
2011	76,424	$10.32	to	$11.91	$853,935	2.47%	0.30%	to	3.15%	-3.97%	to	-1.20%
2010	67,228	$10.75	to	$12.14	$770,299	2.79%	1.00%	to	3.15%	7.63%	to	9.97%
AZL MVP Fusion Conservative Fund
2014	18,790	$12.15	to	$14.09	$245,047	1.49%	0.30%	to	3.40%	1.56%	to	4.49%
2013	19,269	$11.99	to	$13.49	$243,933	2.13%	0.30%	to	3.40%	4.67%	to	7.64%
2012	20,033	$11.48	to	$12.53	$238,943	1.74%	0.30%	to	3.15%	7.91%	to	10.93%
2011	16,226	$10.64	to	$11.09	$177,285	1.75%	0.30%	to	3.15%	-2.47%	to	0.34%
2010	7,652	$10.89	to	$11.11	$84,545	0.00%	1.15%	to	3.15%	7.52%	to	9.70%
AZL MVP Fusion Growth Fund
2014	62,226	$11.85	to	$15.85	$820,405	1.25%	0.30%	to	3.40%	0.92%	to	4.05%
2013	69,036	$11.89	to	$15.23	$892,283	1.32%	0.30%	to	3.40%	15.35%	to	18.75%
2012	71,949	$10.43	to	$12.83	$795,201	1.57%	0.30%	to	3.15%	9.92%	to	12.94%
2011	70,470	$9.48	to	$10.84	$699,725	1.78%	0.30%	to	3.15%	-7.38%	to	-4.71%
2010	78,607	$10.20	to	$11.45	$835,941	1.73%	1.00%	to	3.15%	9.40%	to	11.78%
AZL MVP Fusion Moderate Fund
2014	179,002	$11.94	to	$15.96	$2,470,502	1.27%	0.30%	to	3.40%	0.75%	to	3.93%
2013	187,341	$11.99	to	$15.35	$2,522,035	1.51%	0.30%	to	3.40%	11.60%	to	14.83%
2012	162,202	$10.74	to	$13.37	$1,920,370	1.68%	0.30%	to	3.15%	9.02%	to	12.19%
2011	157,050	$9.85	to	$11.37	$1,680,438	1.81%	0.30%	to	3.15%	-5.84%	to	-3.13%
2010	129,428	$10.47	to	$11.79	$1,444,737	1.82%	1.00%	to	3.15%	8.28%	to	10.63%
AZL MVP Growth Index Strategy Fund
2014	71,733	$13.43	to	$14.28	$980,919	0.78%	0.00%	to	2.05%	4.31%	to	6.47%
2013	52,388	$12.88	to	$13.41	$682,445	0.00%	0.00%	to	2.05%	18.40%	to	20.85%
2012[5]	20,955	$10.88	to	$10.97	$229,135	2.06%	1.40%	to	2.05%	7.04%	to	7.95%
AZL MVP Invesco Equity and Income Fund
2014	29,991	$13.76	to	$14.13	$419,756	0.38%	1.15%	to	2.05%	6.22%	to	7.19%
2013	21,022	$12.95	to	$13.19	$275,377	0.00%	1.15%	to	2.05%	21.37%	to	22.47%
2012[5]	6,781	$10.67	to	$10.77	$72,751	1.81%	1.40%	to	2.05%	5.86%	to	6.75%
AZL MVP T. Rowe Price Capital Appreciation Fund
2014[9]	23,881	$10.90	to	$11.00	$261,656	0.25%	1.15%	to	2.05%	10.76%	to	11.69%
AZL NFJ International Value Fund
2014	74	$15.29	to	$16.90	$1,192	2.70%	0.30%	to	2.05%	-6.86%	to	-5.54%
2013	20	$17.90	to	$17.90	$353	3.16%	0.30%	to	0.30%	11.32%	to	11.32%
2012[7]	1	$16.08	to	$16.08	$15	0.00%	0.30%	to	0.30%	3.71%	to	3.71%
AZL Oppenheimer Discovery Fund
2014	10,240	$14.49	to	$19.38	$165,488	0.00%	0.30%	to	3.40%	-5.52%	to	-2.59%
2013	11,947	$15.53	to	$19.89	$202,364	0.00%	0.30%	to	3.40%	40.73%	to	45.09%
2012	4,392	$11.19	to	$13.71	$51,518	0.00%	0.30%	to	3.15%	13.22%	to	16.28%
2011	4,117	$9.88	to	$11.14	$42,808	0.04%	0.30%	to	3.15%	-8.32%	to	-5.68%
2010	4,825	$10.75	to	$11.91	$54,210	0.00%	1.00%	to	3.15%	24.84%	to	27.55%
AZL Pyramis Core Bond Fund
2014	3,500	$9.66	to	$10.31	$34,914	1.69%	0.30%	to	3.40%	2.21%	to	5.06%
2013	1,196	$9.48	to	$9.81	$11,548	0.49%	0.30%	to	3.40%	-4.90%	to	-2.49%
2012[7]	269	$9.98	to	$10.06	$2,692	0.00%	0.30%	to	3.15%	0.37%	to	1.02%

91	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Russell 1000 Growth Index Fund
2014	412	$17.28	to	$19.75	$7,763	1.08%	0.00%	to	2.05%	10.77%	to	12.21%
2013	202	$17.43	to	$17.60	$3,537	1.25%	0.00%	to	0.30%	32.08%	to	32.48%
2012	118	$13.19	to	$13.28	$1,568	0.77%	0.00%	to	0.30%	14.05%	to	14.40%
2011²	18	$11.57	to	$11.61	$203	0.61%	0.00%	to	0.30%	1.61%	to	1.92%
AZL Russell 1000 Value Index Fund
2014	481	$16.46	to	$19.18	$8,628	1.69%	0.00%	to	2.05%	7.92%	to	12.59%
2013	178	$16.87	to	$17.04	$3,012	2.26%	0.00%	to	0.30%	31.13%	to	31.52%
2012	99	$12.87	to	$12.96	$1,277	1.85%	0.00%	to	0.30%	16.28%	to	16.63%
2011²	23	$11.07	to	$11.11	$257	1.49%	0.00%	to	0.30%	-0.55%	to	-0.25%
AZL S&P 500 Index Fund
2014	44,792	$11.07	to	$16.33	$601,514	1.19%	0.30%	to	3.40%	9.39%	to	12.78%
2013	48,245	$9.98	to	$14.48	$582,190	1.23%	0.30%	to	3.40%	27.32%	to	31.26%
2012	46,229	$7.73	to	$11.03	$429,178	1.14%	0.30%	to	3.15%	11.99%	to	15.07%
2011	42,549	$6.83	to	$8.60	$347,361	1.19%	1.00%	to	3.15%	-1.59%	to	0.54%
2010	47,207	$6.86	to	$8.57	$387,250	1.42%	1.00%	to	3.15%	11.02%	to	13.43%
AZL Schroder Emerging Markets Equity Fund CL 1
2014	2,931	$10.23	to	$10.87	$24,258	0.85%	1.40%	to	2.20%	-7.03%	to	-6.28%
2013	3,338	$11.00	to	$11.60	$29,590	1.00%	1.40%	to	2.20%	-4.09%	to	-3.32%
2012	3,728	$11.47	to	$12.00	$34,568	1.04%	1.40%	to	2.20%	18.86%	to	19.82%
2011	4,120	$9.65	to	$10.02	$31,777	0.96%	1.40%	to	2.20%	-18.89%	to	-18.24%
2010	4,684	$11.90	to	$12.25	$44,813	0.77%	1.40%	to	2.20%	10.16%	to	11.04%
AZL Schroder Emerging Markets Equity Fund CL 2
2014	17,003	$8.57	to	$11.89	$168,550	0.58%	0.00%	to	3.40%	-8.29%	to	-5.22%
2013	19,410	$9.29	to	$12.55	$207,562	0.76%	0.00%	to	3.40%	-5.28%	to	-2.10%
2012	21,422	$9.75	to	$12.81	$238,431	0.77%	0.00%	to	3.15%	17.45%	to	21.04%
2011	22,690	$8.28	to	$10.00	$212,566	0.68%	0.00%	to	3.15%	-19.83%	to	-17.27%
2010	26,338	$10.28	to	$12.21	$304,360	0.55%	1.00%	to	3.15%	8.92%	to	11.28%
AZL Small Cap Stock Index Fund
2014	13,621	$13.59	to	$17.51	$203,055	0.58%	0.00%	to	3.40%	1.82%	to	5.23%
2013	16,205	$13.35	to	$16.64	$234,313	0.97%	0.00%	to	3.40%	36.05%	to	40.62%
2012	16,559	$9.98	to	$11.83	$173,176	0.38%	0.00%	to	3.15%	12.37%	to	15.82%
2011	15,655	$8.88	to	$9.75	$143,752	0.53%	0.00%	to	3.15%	-2.81%	to	0.29%
2010	17,571	$9.13	to	$9.82	$164,270	0.59%	1.00%	to	3.15%	21.60%	to	24.24%
AZL T. Rowe Price Capital Appreciation Fund
2014	32,165	$13.14	to	$19.51	$492,424	0.31%	0.30%	to	3.40%	8.14%	to	11.44%
2013	35,310	$12.15	to	$17.51	$497,502	0.83%	0.30%	to	3.40%	25.72%	to	29.55%
2012	36,661	$10.05	to	$13.51	$403,218	0.36%	0.30%	to	3.15%	9.04%	to	11.98%
2011	35,162	$9.22	to	$11.24	$348,143	0.85%	0.30%	to	3.15%	-7.16%	to	-4.49%
2010	38,649	$9.91	to	$11.85	$407,633	2.39%	1.00%	to	3.15%	8.57%	to	10.93%
BlackRock Equity Dividend V.I. Fund
2014	66	$16.04	to	$16.04	$1,065	1.58%	0.30%	to	0.30%	8.74%	to	8.74%
2013	56	$14.75	to	$14.75	$819	2.23%	0.30%	to	0.30%	23.75%	to	23.75%
2012[7]	4	$11.92	to	$11.92	$49	0.00%	0.30%	to	0.30%	-0.63%	to	-0.63%
BlackRock Global Allocation V.I. Fund
2014	165,328	$10.52	to	$25.50	$1,922,760	2.15%	0.00%	to	3.40%	-1.43%	to	1.93%
2013	180,235	$10.76	to	$25.00	$2,092,902	1.05%	0.00%	to	3.40%	10.65%	to	14.42%
2012	186,945	$9.70	to	$18.06	$1,930,836	1.51%	0.00%	to	3.15%	6.54%	to	9.97%
2011	177,308	$9.11	to	$16.68	$1,694,578	2.73%	0.00%	to	3.15%	-6.62%	to	-3.64%
2010	117,593	$9.75	to	$17.58	$1,183,647	1.47%	1.15%	to	3.15%	6.36%	to	8.51%

92	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
ClearBridge Variable Aggressive Growth Portfolio
2014	74	$20.64	to	$20.64	$1,533	0.01%	0.30%	to	0.30%	19.72%	to	19.72%
2013	31	$17.24	to	$17.24	$529	0.09%	0.30%	to	0.30%	46.93%	to	46.93%
2012[7]	1	$11.73	to	$11.73	$8	0.00%	0.30%	to	0.30%	-2.01%	to	-2.01%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2014	3,202	$16.65	to	$17.86	$54,846	0.00%	1.15%	to	2.70%	3.29%	to	4.85%
2013	3,809	$16.12	to	$17.04	$62,774	0.00%	1.15%	to	2.70%	44.67%	to	46.85%
2012	4,487	$11.15	to	$11.60	$50,772	0.00%	1.15%	to	2.70%	14.81%	to	16.56%
2011³	4,975	$9.71	to	$9.95	$48,707	0.00%	1.15%	to	2.70%	-13.97%	to	-12.89%
Columbia Variable Portfolio – Seligman Global Technology Fund
2014	75	$11.37	to	$12.53	$906	0.00%	1.15%	to	2.55%	22.88%	to	23.68%
2013	90	$9.26	to	$10.20	$875	0.00%	1.15%	to	2.55%	23.28%	to	24.14%
2012	106	$7.51	to	$8.22	$837	0.00%	1.15%	to	2.55%	5.05%	to	5.79%
2011	119	$7.15	to	$7.77	$890	0.00%	1.15%	to	2.55%	-8.12%	to	-6.83%
2010	207	$7.74	to	$8.36	$1,666	0.00%	1.15%	to	2.55%	12.61%	to	14.20%
Davis VA Financial Portfolio
2014	3,678	$14.20	to	$20.31	$64,243	1.16%	1.00%	to	3.40%	9.24%	to	11.56%
2013	4,309	$13.00	to	$18.20	$68,263	0.57%	1.00%	to	3.40%	27.06%	to	29.76%
2012	4,622	$11.12	to	$14.30	$56,878	2.01%	1.00%	to	3.15%	15.35%	to	17.64%
2011	4,844	$9.64	to	$12.16	$51,082	1.20%	1.00%	to	3.15%	-10.81%	to	-8.87%
2010	5,987	$10.78	to	$13.34	$70,024	0.80%	1.00%	to	3.15%	7.65%	to	9.99%
Davis VA Real Estate Portfolio
2014	13	$31.46	to	$36.25	$455	1.19%	1.15%	to	2.55%	24.58%	to	25.77%
2013	15	$24.56	to	$28.82	$407	1.15%	1.15%	to	2.55%	-3.81%	to	-2.69%
2012	17	$25.53	to	$29.62	$487	1.05%	1.15%	to	2.55%	14.19%	to	15.51%
2011	28	$22.36	to	$25.64	$698	1.31%	1.15%	to	2.55%	6.16%	to	7.65%
2010	30	$21.06	to	$23.88	$682	1.97%	1.15%	to	2.55%	16.68%	to	18.33%
Davis VA Value Portfolio
2014	3,381	$14.41	to	$18.16	$54,416	0.88%	1.15%	to	2.70%	3.23%	to	4.85%
2013	4,001	$13.96	to	$17.32	$61,460	0.83%	1.15%	to	2.70%	29.87%	to	31.90%
2012	4,626	$10.75	to	$13.13	$54,113	1.60%	1.15%	to	2.70%	10.05%	to	11.78%
2011	5,034	$9.77	to	$11.75	$52,978	0.80%	1.15%	to	2.70%	-6.72%	to	-5.27%
2010	6,007	$10.47	to	$12.40	$67,411	1.26%	1.15%	to	2.70%	9.76%	to	11.48%
Dreyfus VIF Appreciation Portfolio
2014	18	$18.67	to	$18.67	$339	1.74%	0.30%	to	0.30%	7.50%	to	7.50%
2013	5	$17.36	to	$17.36	$90	1.72%	0.30%	to	0.30%	20.46%	to	20.46%
2012[7]	2	$14.41	to	$14.41	$36	0.00%	0.30%	to	0.30%	-4.08%	to	-4.08%
Eaton Vance VT Floating-Rate Income Fund
2014	482	$15.04	to	$15.04	$7,243	3.16%	0.30%	to	0.30%	0.27%	to	0.27%
2013	321	$15.00	to	$15.00	$4,812	3.42%	0.30%	to	0.30%	3.54%	to	3.54%
2012[7]	21	$14.48	to	$14.48	$302	1.61%	0.30%	to	0.30%	1.34%	to	1.34%
Fidelity VIP Emerging Markets Portfolio
2014	100	$9.42	to	$9.42	$941	0.19%	0.30%	to	0.30%	0.83%	to	0.83%
2013	41	$9.34	to	$9.34	$387	1.01%	0.30%	to	0.30%	3.39%	to	3.39%
2012[7]	7	$9.04	to	$9.04	$65	0.00%	0.30%	to	0.30%	5.32%	to	5.32%

93	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP FundsManager 50% Portfolio
2014	2,222	$11.81	to	$14.00	$29,622	0.99%	1.15%	to	3.40%	1.75%	to	3.76%
2013	2,219	$11.61	to	$13.49	$28,631	0.92%	1.15%	to	3.40%	11.16%	to	13.35%
2012	1,893	$10.44	to	$11.90	$21,721	1.18%	1.15%	to	3.15%	6.74%	to	8.86%
2011²	1,364	$9.78	to	$10.94	$14,484	4.27%	1.15%	to	3.15%	-3.75%	to	-1.81%
Fidelity VIP FundsManager 60% Portfolio
2014	7,656	$11.22	to	$13.15	$96,215	1.09%	1.15%	to	3.40%	1.84%	to	4.06%
2013	7,761	$11.16	to	$12.63	$94,432	1.24%	1.15%	to	3.40%	14.78%	to	17.04%
2012	5,585	$9.72	to	$10.79	$58,571	1.40%	1.15%	to	3.15%	8.05%	to	10.19%
2011²	4,151	$9.00	to	$9.80	$39,780	3.38%	1.15%	to	3.15%	-5.21%	to	-3.30%
Fidelity VIP Mid Cap Portfolio
2014	11	$48.20	to	$48.20	$530	0.02%	0.30%	to	0.30%	5.71%	to	5.71%
2013	8	$45.60	to	$45.60	$358	0.76%	0.30%	to	0.30%	35.46%	to	35.46%
2012[7]	1	$33.66	to	$33.66	$18	0.00%	0.30%	to	0.30%	-0.04%	to	-0.04%
Fidelity VIP Strategic Income Portfolio
2014	51	$18.45	to	$18.45	$946	3.58%	0.30%	to	0.30%	3.06%	to	3.06%
2013	25	$17.91	to	$17.91	$441	3.80%	0.30%	to	0.30%	-0.27%	to	-0.27%
2012[7]	19	$17.95	to	$17.95	$347	11.69%	0.30%	to	0.30%	1.75%	to	1.75%
Franklin Founding Funds Allocation VIP Fund
2014	14,937	$9.68	to	$12.83	$156,501	2.78%	0.30%	to	3.40%	-0.59%	to	2.54%
2013	16,605	$9.72	to	$12.51	$173,221	11.83%	0.30%	to	3.40%	19.69%	to	23.40%
2012	18,723	$8.25	to	$10.14	$161,397	2.78%	0.30%	to	3.15%	11.79%	to	14.99%
2011	20,123	$7.38	to	$8.02	$153,708	0.02%	0.30%	to	3.15%	-4.59%	to	-1.84%
2010	21,987	$7.72	to	$8.21	$174,417	2.15%	1.00%	to	3.15%	6.83%	to	9.16%
Franklin Global Real Estate VIP Fund
2014	2,519	$40.76	to	$60.79	$115,754	0.52%	1.15%	to	2.70%	11.95%	to	13.69%
2013	2,860	$36.41	to	$53.46	$117,243	4.66%	1.15%	to	2.70%	-0.41%	to	1.18%
2012	3,032	$36.56	to	$52.86	$123,151	0.00%	1.15%	to	2.70%	24.00%	to	25.95%
2011	3,047	$29.48	to	$41.97	$97,726	7.83%	1.15%	to	2.70%	-8.16%	to	-6.73%
2010	3,435	$32.10	to	$45.00	$119,658	2.90%	1.15%	to	2.70%	17.75%	to	19.59%
Franklin Growth and Income VIP Fund
2014	6,897	$36.94	to	$55.10	$221,483	2.54%	1.00%	to	2.70%	6.23%	to	7.89%
2013	7,724	$34.78	to	$51.07	$236,441	2.70%	1.00%	to	2.70%	26.15%	to	28.15%
2012	8,395	$27.57	to	$39.86	$202,597	3.02%	1.00%	to	2.70%	9.23%	to	10.96%
2011	9,279	$25.24	to	$35.93	$197,927	3.85%	1.00%	to	2.70%	-0.31%	to	1.39%
2010	10,309	$25.32	to	$35.49	$224,185	3.75%	1.00%	to	2.70%	13.57%	to	15.52%
Franklin High Income VIP Fund
2014	8,164	$22.24	to	$52.01	$254,351	6.13%	0.00%	to	3.40%	-3.27%	to	-0.02%
2013	8,853	$22.97	to	$52.02	$280,866	7.23%	0.00%	to	3.40%	4.43%	to	7.83%
2012	9,527	$23.29	to	$48.24	$285,029	6.90%	0.00%	to	3.15%	11.96%	to	15.56%
2011	9,693	$20.80	to	$33.26	$259,296	6.48%	0.00%	to	3.15%	1.33%	to	4.56%
2010	9,950	$20.53	to	$32.12	$255,884	6.24%	1.00%	to	3.15%	9.75%	to	12.13%
Franklin Income VIP Fund
2014	26,701	$38.64	to	$84.18	$1,459,501	4.98%	0.30%	to	3.40%	1.17%	to	4.30%
2013	25,905	$39.16	to	$80.70	$1,355,220	6.38%	0.30%	to	3.40%	10.30%	to	13.60%
2012	23,295	$37.29	to	$71.04	$1,058,439	6.36%	0.30%	to	3.15%	9.19%	to	12.31%
2011	19,550	$34.55	to	$53.98	$764,175	5.79%	0.30%	to	3.15%	-0.78%	to	2.08%
2010	19,915	$35.17	to	$53.25	$768,184	6.62%	1.00%	to	3.15%	9.18%	to	11.55%

94	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Large Cap Growth VIP Fund
2014	6,801	$22.75	to	$30.39	$137,861	1.18%	1.00%	to	2.70%	9.46%	to	11.17%
2013	8,180	$20.79	to	$27.34	$144,568	1.13%	1.00%	to	2.70%	25.21%	to	27.16%
2012	8,433	$16.60	to	$21.50	$120,580	0.91%	1.00%	to	2.70%	9.36%	to	11.08%
2011	8,703	$15.18	to	$19.35	$113,265	0.76%	1.00%	to	2.70%	-4.12%	to	-2.48%
2010	9,854	$15.83	to	$19.88	$135,484	0.91%	1.00%	to	2.70%	8.62%	to	10.48%
Franklin Mutual Shares VIP Fund
2014	25,862	$21.23	to	$36.46	$641,380	2.01%	0.30%	to	3.40%	3.59%	to	6.80%
2013	29,953	$21.00	to	$34.14	$706,233	2.12%	0.30%	to	3.40%	24.03%	to	27.88%
2012	30,416	$17.32	to	$26.70	$565,581	2.13%	0.30%	to	3.15%	10.85%	to	13.90%
2011	29,659	$15.63	to	$21.16	$479,036	2.31%	0.30%	to	3.15%	-4.10%	to	-1.34%
2010	32,790	$16.27	to	$21.60	$547,127	1.59%	1.00%	to	3.15%	7.75%	to	10.09%
Franklin Rising Dividends VIP Fund
2014	6,869	$43.11	to	$79.27	$290,768	1.41%	0.30%	to	2.70%	5.83%	to	8.40%
2013	7,873	$40.73	to	$73.13	$317,905	1.65%	0.30%	to	2.70%	26.23%	to	29.30%
2012	8,321	$32.27	to	$56.56	$263,032	1.68%	0.30%	to	2.70%	8.96%	to	11.62%
2011	8,524	$29.61	to	$40.15	$246,361	1.60%	1.15%	to	2.70%	3.18%	to	4.82%
2010	9,620	$28.70	to	$38.31	$269,969	1.68%	1.15%	to	2.70%	17.43%	to	19.26%
Franklin Small Cap Value VIP Fund
2014	2,679	$22.85	to	$29.60	$62,779	0.66%	1.15%	to	2.70%	-2.11%	to	-0.52%
2013	3,163	$23.35	to	$29.77	$75,873	1.32%	1.15%	to	2.70%	32.61%	to	34.68%
2012	3,491	$17.61	to	$22.10	$62,885	0.80%	1.15%	to	2.70%	15.22%	to	17.09%
2011	3,749	$15.28	to	$18.89	$57,602	0.73%	1.15%	to	2.70%	-6.32%	to	-4.86%
2010	4,421	$16.31	to	$19.85	$72,298	0.78%	1.15%	to	2.70%	24.81%	to	26.76%
Franklin Small-Mid Cap Growth VIP Fund
2014	4,356	$29.53	to	$39.62	$124,840	0.00%	1.15%	to	2.70%	4.61%	to	6.28%
2013	4,936	$28.23	to	$37.29	$135,999	0.00%	1.15%	to	2.70%	34.47%	to	36.57%
2012	5,349	$20.99	to	$27.30	$109,406	0.00%	1.15%	to	2.70%	7.88%	to	9.58%
2011	5,753	$19.46	to	$24.92	$108,501	0.00%	1.15%	to	2.70%	-7.36%	to	-5.92%
2010	6,607	$21.00	to	$26.48	$134,257	0.00%	1.15%	to	2.70%	24.22%	to	26.16%
Franklin Strategic Income VIP Fund
2014	57	$23.58	to	$23.58	$1,342	5.54%	0.30%	to	0.30%	1.56%	to	1.56%
2013	21	$23.21	to	$23.21	$478	6.47%	0.30%	to	0.30%	3.01%	to	3.01%
2012[7]	7	$22.54	to	$22.54	$162	0.00%	0.30%	to	0.30%	2.47%	to	2.47%
Franklin U.S. Government Securities VIP Fund
2014	13,834	$18.48	to	$42.18	$373,386	2.67%	0.00%	to	3.40%	0.03%	to	3.38%
2013	14,559	$19.42	to	$40.80	$386,979	2.90%	0.00%	to	3.40%	-5.22%	to	-2.24%
2012	17,142	$20.49	to	$41.73	$469,379	2.71%	0.00%	to	3.15%	-1.24%	to	1.89%
2011	17,576	$20.75	to	$32.62	$475,595	3.14%	0.00%	to	3.15%	2.41%	to	5.68%
2010	17,242	$20.03	to	$31.18	$449,326	3.36%	1.00%	to	3.15%	2.02%	to	4.24%

95	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco V.I. American Franchise Fund
2014	200	$12.18	to	$44.73	$4,846	0.03%	1.15%	to	2.55%	5.92%	to	7.20%
2013	234	$11.48	to	$41.73	$5,282	0.37%	1.15%	to	2.55%	36.61%	to	38.53%
2012	283	$7.76	to	$30.12	$4,505	0.00%	1.15%	to	2.55%	-4.35%	to	12.09%
2011	194	$7.02	to	$8.15	$1,493	0.00%	1.15%	to	2.55%	-8.74%	to	-7.46%
2010	240	$7.69	to	$8.81	$2,001	0.00%	1.15%	to	2.55%	16.55%	to	18.20%
Invesco V.I. American Value Fund
2014	9	$34.29	to	$34.29	$310	0.22%	0.30%	to	0.30%	9.15%	to	9.15%
2013	6	$31.41	to	$31.41	$180	0.69%	0.30%	to	0.30%	33.53%	to	33.53%
2012[7]	1	$23.53	to	$23.53	$13	0.00%	0.30%	to	0.30%	1.37%	to	1.37%
Invesco V.I. Balanced-Risk Allocation Fund
2014	73	$18.04	to	$18.04	$1,310	0.00%	0.30%	to	0.30%	5.39%	to	5.39%
2013	63	$17.12	to	$17.12	$1,083	2.10%	0.30%	to	0.30%	1.11%	to	1.11%
2012[7]	13	$16.93	to	$16.93	$221	1.41%	0.30%	to	0.30%	0.01%	to	0.01%
Invesco V.I. Core Equity Fund
2014	129	$14.85	to	$16.78	$2,066	0.84%	1.15%	to	2.55%	5.42%	to	6.91%
2013	152	$14.09	to	$15.69	$2,278	1.34%	1.15%	to	2.55%	25.99%	to	27.77%
2012	177	$11.18	to	$12.28	$2,096	0.92%	1.15%	to	2.55%	11.00%	to	12.57%
2011	202	$10.07	to	$10.91	$2,133	0.91%	1.15%	to	2.55%	-2.57%	to	-1.20%
2010	262	$10.34	to	$11.04	$2,821	0.97%	1.15%	to	2.55%	6.80%	to	8.30%
Invesco V.I. Growth and Income Fund
2014	12	$22.50	to	$25.17	$299	1.80%	1.15%	to	2.55%	8.20%	to	9.02%
2013	12	$20.79	to	$23.08	$291	1.51%	1.15%	to	2.55%	31.56%	to	32.55%
2012	13	$15.81	to	$17.42	$231	1.30%	1.15%	to	2.55%	12.46%	to	13.32%
2011	16	$14.05	to	$15.37	$253	1.11%	1.15%	to	2.55%	-4.47%	to	-3.13%
2010	26	$14.62	to	$15.86	$420	0.00%	1.15%	to	2.55%	9.68%	to	11.23%
Invesco V.I. International Growth Fund
2014	43	$12.49	to	$13.45	$548	1.58%	1.15%	to	2.55%	-1.56%	to	-1.06%
2013	46	$12.68	to	$13.60	$591	1.20%	1.15%	to	2.55%	16.77%	to	17.36%
2012	52	$10.86	to	$11.59	$573	1.41%	1.15%	to	2.55%	13.35%	to	13.92%
2011	57	$9.58	to	$10.48	$556	2.03%	1.15%	to	2.55%	-9.08%	to	-7.80%
2010	127	$9.97	to	$11.37	$1,357	2.29%	1.15%	to	2.55%	10.02%	to	11.57%
Ivy Funds VIP Asset Strategy Portfolio
2014	53	$62.62	to	$62.62	$3,307	0.50%	0.30%	to	0.30%	-5.55%	to	-5.55%
2013	32	$66.30	to	$66.30	$2,122	1.51%	0.30%	to	0.30%	24.76%	to	24.76%
2012[7]	6	$53.14	to	$53.14	$309	0.00%	0.30%	to	0.30%	3.40%	to	3.40%
Ivy Funds VIP Energy Portfolio
2014	66	$13.45	to	$13.45	$887	0.00%	0.30%	to	0.30%	-10.83%	to	-10.83%
2013	22	$15.09	to	$15.09	$335	0.00%	0.30%	to	0.30%	27.37%	to	27.37%
2012[7]	2	$11.84	to	$11.84	$25	0.00%	0.30%	to	0.30%	-3.83%	to	-3.83%
Ivy Funds VIP Global Natural Resources Portfolio
2014	29	$13.06	to	$13.06	$376	0.00%	0.30%	to	0.30%	-13.30%	to	-13.30%
2013	8	$15.07	to	$15.07	$124	0.00%	0.30%	to	0.30%	7.48%	to	7.48%
2012[7]	3	$14.02	to	$14.02	$46	0.00%	0.30%	to	0.30%	-3.12%	to	-3.12%
Ivy Funds VIP Growth Portfolio
2014	1	$153.08	to	$153.08	$227	0.37%	0.30%	to	0.30%	11.48%	to	11.48%
2013	1	$137.32	to	$137.32	$123	0.44%	0.30%	to	0.30%	36.05%	to	36.05%
2012[7]	1	$100.94	to	$100.94	$54	0.00%	0.30%	to	0.30%	-1.83%	to	-1.83%

96	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy Funds VIP Mid Cap Growth Portfolio
2014	22	$28.27	to	$28.27	$635	0.00%	0.30%	to	0.30%	7.55%	to	7.55%
2013	18	$26.28	to	$26.28	$478	0.00%	0.30%	to	0.30%	29.55%	to	29.55%
2012[7]	1	$20.29	to	$20.29	$14	0.00%	0.30%	to	0.30%	0.74%	to	0.74%
Ivy Funds VIP Science and Technology Portfolio
2014	12	$116.99	to	$116.99	$1,437	0.00%	0.30%	to	0.30%	2.60%	to	2.60%
2013	8	$114.03	to	$114.03	$913	0.00%	0.30%	to	0.30%	55.92%	to	55.92%
2012[7]	—	$73.13	to	$73.13	$11	0.00%	0.30%	to	0.30%	0.01%	to	0.01%
Jennison Portfolio
2014	715	$16.19	to	$17.29	$11,905	0.00%	1.15%	to	2.70%	6.72%	to	8.22%
2013	831	$15.17	to	$15.97	$12,890	0.00%	1.15%	to	2.70%	33.52%	to	35.41%
2012	919	$11.36	to	$11.80	$10,603	0.00%	1.15%	to	2.70%	12.68%	to	14.28%
2011	935	$10.08	to	$10.34	$9,509	0.00%	1.15%	to	2.70%	-2.74%	to	-1.23%
2010¹	1,063	$10.36	to	$10.47	$11,051	0.02%	1.15%	to	2.70%	5.74%	to	6.85%
JPMorgan Insurance Trust Core Bond Portfolio
2014	276	$7.57	to	$13.79	$3,380	0.92%	0.30%	to	2.05%	1.40%	to	4.40%
2013	28	$7.25	to	$7.25	$205	1.92%	0.30%	to	0.30%	-2.03%	to	-2.03%
2012[7]	4	$7.40	to	$7.40	$31	0.00%	0.30%	to	0.30%	0.77%	to	0.77%
JPMorgan Insurance Trust U.S. Equity Portfolio
2014	4	$25.43	to	$26.17	$113	1.05%	1.15%	to	2.55%	11.76%	to	12.32%
2013	7	$22.76	to	$23.30	$155	1.57%	1.15%	to	2.55%	33.65%	to	34.32%
2012	12	$17.03	to	$17.51	$202	1.49%	1.15%	to	2.55%	15.42%	to	16.29%
2011	14	$14.75	to	$15.05	$207	1.35%	1.15%	to	2.55%	-4.33%	to	-2.99%
2010	20	$15.32	to	$15.52	$301	0.93%	1.15%	to	2.55%	10.72%	to	12.28%
Lazard Retirement International Equity Portfolio
2014	17	$18.31	to	$18.31	$306	1.89%	0.30%	to	0.30%	-4.49%	to	-4.49%
2013	10	$19.17	to	$19.17	$187	2.91%	0.30%	to	0.30%	20.40%	to	20.40%
2012[7]	1	$15.92	to	$15.92	$10	0.00%	0.30%	to	0.30%	2.96%	to	2.96%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2014	18	$37.44	to	$37.44	$691	0.00%	0.30%	to	0.30%	10.70%	to	10.70%
2013	7	$33.83	to	$33.83	$241	0.00%	0.30%	to	0.30%	34.86%	to	34.86%
2012[7]	—	$0.00	to	$—	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2014	113	$13.49	to	$13.49	$1,523	1.85%	0.30%	to	0.30%	0.83%	to	0.83%
2013	69	$13.38	to	$13.38	929	1.74%	0.30%	to	0.30%	27.25%	to	27.25%
2012[7]	21	$10.52	to	$10.52	$215	0.00%	0.30%	to	0.30%	1.88%	to	1.88%
MFS VIT Research Bond Portfolio
2014	717	$16.25	to	$20.88	$12,363	2.73%	0.30%	to	2.05%	1.30%	to	5.30%
2013	9	$19.83	to	$19.83	171	1.03%	0.30%	to	0.30%	-1.58%	to	-1.58%
2012[7]	3	$20.15	to	$20.15	$64	0.00%	0.30%	to	0.30%	1.44%	to	1.44%
MFS VIT Utilities Portfolio
2014	30	$27.99	to	$27.99	$846	2.40%	0.30%	to	0.30%	12.13%	to	12.13%
2013	14	$24.96	to	$24.96	$362	2.41%	0.30%	to	0.30%	19.85%	to	19.85%
2012[7]	3	$20.83	to	$20.83	$70	0.00%	0.30%	to	0.30%	1.63%	to	1.63%
Oppenheimer Diversified Alternatives Fund/VA
2014[10]	6	$10.47	to	$10.47	$60	6.08%	0.30%	to	0.30%	-0.16%	to	-0.16%

97	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Global Fund/VA
2014	3,661	$16.47	to	$20.76	$66,515	1.10%	1.15%	to	2.70%	-0.43%	to	1.12%
2013	4,370	$16.54	to	$20.53	$78,948	1.39%	1.15%	to	2.70%	23.91%	to	25.85%
2012	5,001	$13.35	to	$16.31	$72,331	2.13%	1.15%	to	2.70%	18.02%	to	19.87%
2011	5,547	$11.31	to	$13.61	$67,438	1.34%	1.15%	to	2.70%	-10.73%	to	-9.34%
2010	6,637	$12.67	to	$15.01	$89,994	1.48%	1.15%	to	2.70%	12.87%	to	14.64%
Oppenheimer Global Strategic Income Fund/VA
2014	197	$20.55	to	$28.76	$4,801	4.36%	1.15%	to	2.70%	0.10%	to	1.66%
2013	245	$20.53	to	$28.29	$5,952	4.77%	1.15%	to	2.70%	-2.79%	to	-1.27%
2012[8]	255	$21.12	to	$28.66	$6,271	0.00%	1.15%	to	2.70%	1.30%	to	1.58%
Oppenheimer International Growth Fund/VA
2014	52	$21.89	to	$21.89	$1,131	1.01%	0.30%	to	0.30%	-7.43%	to	-7.43%
2013	43	$23.64	to	$23.64	$1,012	0.43%	0.30%	to	0.30%	25.34%	to	25.34%
2012[7]	1	$18.86	to	$18.86	$17	0.00%	0.30%	to	0.30%	3.79%	to	3.79%
Oppenheimer Main Street Fund/VA
2014	4,183	$12.83	to	$16.17	$58,029	0.83%	1.15%	to	2.70%	7.75%	to	9.44%
2013	4,890	$11.91	to	$14.78	$62,684	1.11%	1.15%	to	2.70%	28.26%	to	30.27%
2012	5,515	$9.28	to	$11.34	$54,654	0.95%	1.15%	to	2.70%	13.74%	to	15.53%
2011	6,036	$8.16	to	$9.82	$52,181	0.89%	1.15%	to	2.70%	-2.67%	to	-1.15%
2010	7,197	$8.39	to	$9.93	$63,734	1.13%	1.15%	to	2.70%	13.01%	to	14.78%
PIMCO EqS Pathfinder Portfolio
2014	35,139	$5.37	to	$12.94	$405,078	0.00%	0.30%	to	3.40%	-2.37%	to	0.60%
2013	40,736	$5.44	to	$12.87	$476,338	2.14%	0.30%	to	3.40%	15.44%	to	18.84%
2012	45,670	$10.07	to	$10.83	$445,806	0.86%	0.30%	to	3.00%	6.51%	to	9.44%
2011	47,479	$4.34	to	$9.78	$429,270	0.15%	0.30%	to	3.00%	-7.53%	to	-5.00%
2010¹	243	$10.23	to	$10.35	$2,510	0.00%	1.00%	to	3.00%	3.00%	to	4.39%
PIMCO VIT All Asset Portfolio
2014	33,504	$13.10	to	$18.04	$521,382	5.10%	0.30%	to	3.40%	-2.84%	to	0.17%
2013	37,842	$13.67	to	$18.01	$596,231	4.62%	0.30%	to	3.40%	-2.89%	to	-0.03%
2012	38,608	$14.07	to	$18.01	$615,879	5.57%	0.30%	to	3.15%	11.36%	to	14.60%
2011	29,815	$12.63	to	$15.78	$418,614	7.33%	0.30%	to	3.15%	-1.20%	to	1.65%
2010	23,056	$12.79	to	$15.58	$323,243	7.88%	1.00%	to	3.15%	9.58%	to	11.97%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2014	11,758	$6.49	to	$8.93	$85,039	0.35%	0.00%	to	3.40%	-21.11%	to	-18.42%
2013	13,272	$8.33	to	$10.95	$119,719	1.77%	0.00%	to	3.40%	-17.51%	to	-14.70%
2012	14,753	$10.20	to	$12.84	$158,971	2.75%	0.00%	to	3.15%	2.26%	to	5.39%
2011	15,816	$9.97	to	$12.35	$164,329	14.18%	0.00%	to	3.15%	-10.42%	to	-7.56%
2010	16,681	$11.05	to	$13.57	$192,780	15.19%	1.00%	to	3.15%	20.66%	to	23.28%
PIMCO VIT Emerging Markets Bond Portfolio
2014	10,363	$13.73	to	$27.04	$164,263	5.25%	0.00%	to	3.40%	-1.82%	to	1.52%
2013	11,605	$14.16	to	$27.05	$184,380	5.00%	0.00%	to	3.40%	-9.90%	to	-6.97%
2012	12,792	$15.71	to	$29.53	$221,822	4.92%	0.00%	to	3.15%	14.23%	to	17.90%
2011	13,072	$13.75	to	$25.44	$195,769	5.33%	0.00%	to	3.15%	3.04%	to	6.32%
2010	11,971	$13.34	to	$24.30	$170,834	4.84%	1.00%	to	3.15%	8.69%	to	11.05%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2014	8,913	$9.01	to	$9.62	$84,398	1.94%	1.15%	to	3.40%	-4.36%	to	-2.61%
2013	7,790	$9.42	to	$9.88	$76,097	1.53%	1.15%	to	3.40%	-5.96%	to	-4.25%
2012	5,952	$10.00	to	$10.32	$60,860	1.21%	1.40%	to	3.15%	2.93%	to	4.97%
2011[4]	2,936	$9.71	to	$9.83	$28,743	0.67%	1.40%	to	3.15%	-2.98%	to	-1.69%

98	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2014	7,942	$11.13	to	$18.61	$99,662	2.46%	0.00%	to	3.40%	-0.91%	to	2.26%
2013	8,864	$11.23	to	$18.49	$110,809	1.07%	0.00%	to	3.40%	-11.32%	to	-8.48%
2012	9,946	$12.67	to	$20.51	$138,083	1.63%	0.00%	to	3.15%	3.61%	to	6.95%
2011	10,926	$12.23	to	$19.48	$144,226	2.55%	0.00%	to	3.15%	4.25%	to	7.56%
2010	10,221	$11.73	to	$18.39	$127,439	2.72%	1.00%	to	3.15%	8.20%	to	10.55%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2014	21,156	$9.79	to	$11.53	$223,644	2.48%	0.00%	to	3.40%	1.45%	to	4.70%
2013	26,261	$9.67	to	$11.02	$269,541	3.22%	0.00%	to	3.40%	-10.68%	to	-7.87%
2012	29,065	$10.83	to	$11.96	$329,118	3.61%	0.00%	to	3.15%	5.53%	to	8.87%
2011	27,276	$10.26	to	$10.71	$288,375	1.91%	0.00%	to	3.15%	-4.77%	to	-1.73%
2010	13,964	$10.77	to	$10.99	$152,775	4.74%	1.15%	to	3.15%	7.90%	to	10.08%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2014	8,141	$9.63	to	$9.87	$79,643	3.42%	1.15%	to	2.05%	2.75%	to	3.69%
2013	7,399	$9.37	to	$9.52	$70,046	1.94%	1.15%	to	2.05%	-8.02%	to	-7.19%
2012[6]	2,908	$10.19	to	$10.25	$29,750	3.15%	1.40%	to	2.05%	2.14%	to	2.76%
PIMCO VIT High Yield Portfolio
2014	36,343	$15.11	to	$25.36	$710,595	5.30%	0.00%	to	3.40%	-0.05%	to	3.35%
2013	37,328	$15.12	to	$24.54	$713,827	5.45%	0.00%	to	3.40%	2.26%	to	5.74%
2012	31,163	$15.45	to	$23.21	$565,614	5.78%	0.00%	to	3.15%	10.77%	to	14.33%
2011	22,416	$13.94	to	$17.70	$356,740	6.97%	0.00%	to	3.15%	0.16%	to	3.36%
2010	18,170	$13.92	to	$17.32	$279,787	7.24%	1.00%	to	3.15%	10.95%	to	13.36%
PIMCO VIT Low Duration Portfolio
2014	111	$18.23	to	$18.23	$2,031	1.15%	0.30%	to	0.30%	0.55%	to	0.55%
2013	72	$18.13	to	$18.13	$1,301	1.35%	0.30%	to	0.30%	-0.43%	to	-0.43%
2012[7]	11	$18.21	to	$18.21	$195	0.00%	0.30%	to	0.30%	0.63%	to	0.63%
PIMCO VIT Real Return Portfolio
2014	32,945	$12.32	to	$21.23	$474,287	1.42%	0.00%	to	3.40%	-0.35%	to	3.10%
2013	35,539	$12.33	to	$20.92	$503,864	1.60%	0.00%	to	3.40%	-12.08%	to	-9.22%
2012	40,380	$14.02	to	$23.40	$637,500	1.05%	0.00%	to	3.15%	5.37%	to	8.76%
2011	33,160	$13.30	to	$21.85	$485,724	2.04%	0.00%	to	3.15%	8.22%	to	11.67%
2010	25,741	$12.29	to	$19.87	$341,921	1.43%	1.00%	to	3.15%	4.76%	to	7.03%
PIMCO VIT Total Return Portfolio
2014	63,374	$14.26	to	$25.12	$1,202,265	2.18%	0.00%	to	3.40%	0.90%	to	4.28%
2013	69,691	$14.13	to	$24.09	$1,286,559	2.20%	0.00%	to	3.40%	-5.14%	to	-1.96%
2012	76,902	$16.36	to	$24.57	$1,460,992	2.57%	0.00%	to	3.15%	6.19%	to	9.60%
2011	63,309	$15.40	to	$19.55	$1,105,286	2.63%	0.00%	to	3.15%	0.41%	to	3.61%
2010	58,926	$15.34	to	$19.09	$997,997	2.41%	1.00%	to	3.15%	4.76%	to	7.04%
PIMCO VIT Unconstrained Bond Portfolio
2014	22,998	$9.68	to	$10.86	$235,849	1.08%	0.00%	to	3.40%	-0.15%	to	3.05%
2013	20,873	$9.69	to	$10.54	$210,810	0.56%	0.00%	to	3.40%	-4.18%	to	-1.12%
2012	10,161	$10.12	to	$10.66	$105,407	0.96%	0.00%	to	3.15%	4.44%	to	7.75%
2011[4]	3,845	$9.70	to	$9.82	$37,631	0.99%	0.00%	to	3.15%	-3.10%	to	-1.05%

99	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2014	32	$13.61	to	$13.61	$431	1.71%	0.30%	to	0.30%	6.05%	to	6.05%
2013	15	$12.84	to	$12.84	$197	1.43%	0.30%	to	0.30%	17.77%	to	17.77%
2012[7]	—	$0.00	to	$0.00	$0	0.00%	0.30%	to	0.30%	0.00%	to	0.00%
SP International Growth Portfolio
2014	875	$6.89	to	$8.44	$6,492	0.00%	1.15%	to	2.70%	-8.53%	to	-7.19%
2013	1,053	$7.53	to	$9.10	$8,489	0.00%	1.15%	to	2.70%	15.47%	to	17.16%
2012	1,147	$6.52	to	$7.77	$7,901	0.00%	1.15%	to	2.70%	18.72%	to	20.46%
2011	1,130	$5.46	to	$6.45	$6,454	0.45%	1.15%	to	2.70%	-17.57%	to	-16.28%
2010	1,322	$6.62	to	$7.70	$9,124	1.21%	1.15%	to	2.70%	10.78%	to	12.51%
T. Rowe Price Blue Chip Growth Portfolio
2014	85	$25.49	to	$25.49	$2,175	0.00%	0.30%	to	0.30%	8.51%	to	8.51%
2013	76	$23.49	to	$23.49	$1,782	0.00%	0.30%	to	0.30%	40.43%	to	40.43%
2012[7]	26	$16.73	to	$16.73	$430	0.00%	0.30%	to	0.30%	-2.74%	to	-2.74%
T. Rowe Price Equity Income Portfolio
2014	77	$22.46	to	$22.46	$1,731	1.51%	0.30%	to	0.30%	6.78%	to	6.78%
2013	71	$21.04	to	$21.04	$1,498	1.47%	0.30%	to	0.30%	29.02%	to	29.02%
2012[7]	23	$16.31	to	$16.31	$368	2.24%	0.30%	to	0.30%	0.46%	to	0.46%
T. Rowe Price Health Sciences Portfolio
2014	35	$56.02	to	$56.02	$1,942	0.00%	0.30%	to	0.30%	30.83%	to	30.83%
2013	13	$42.82	to	$42.82	$565	0.00%	0.30%	to	0.30%	50.06%	to	50.06%
2012[7]	3	$28.54	to	$28.54	$76	0.00%	0.30%	to	0.30%	-2.02%	to	-2.02%
Templeton Foreign VIP Fund
2014	6,658	$22.16	to	$31.61	$150,834	2.01%	1.00%	to	2.70%	-13.50%	to	-12.12%
2013	7,361	$25.62	to	$35.98	$192,860	2.48%	1.00%	to	2.70%	19.69%	to	21.56%
2012	7,989	$21.40	to	$30.55	$173,861	3.10%	1.00%	to	2.70%	15.07%	to	17.05%
2011	8,651	$18.60	to	$26.10	$161,623	1.86%	1.00%	to	2.70%	-13.01%	to	-11.52%
2010	9,691	$21.38	to	$29.49	$209,040	2.00%	1.00%	to	2.70%	5.52%	to	7.33%
Templeton Global Bond VIP Fund
2014	19,274	$30.53	to	$70.51	$886,197	5.06%	0.00%	to	3.40%	-1.47%	to	1.83%
2013	18,996	$30.98	to	$69.25	$865,674	4.78%	0.00%	to	3.40%	-1.67%	to	1.63%
2012	16,960	$32.66	to	$68.14	$757,251	6.39%	0.00%	to	3.15%	11.48%	to	15.07%
2011	13,756	$29.30	to	$47.85	$531,186	5.44%	0.00%	to	3.15%	-3.94%	to	-0.87%
2010	9,691	$30.50	to	$48.24	$376,262	1.37%	1.00%	to	3.15%	10.90%	to	13.31%
Templeton Growth VIP Fund
2014	17,957	$20.97	to	$38.64	$446,037	1.40%	0.30%	to	3.40%	-6.02%	to	-3.11%
2013	19,932	$22.97	to	$39.88	$522,336	2.75%	0.30%	to	3.40%	26.51%	to	30.43%
2012	19,953	$18.64	to	$30.57	$405,132	2.06%	0.30%	to	3.15%	17.47%	to	20.70%
2011	18,953	$15.87	to	$22.06	$315,498	1.43%	0.30%	to	3.15%	-9.85%	to	-7.25%
2010	20,606	$17.58	to	$23.99	$377,045	1.42%	1.00%	to	3.15%	4.06%	to	6.32%

100	(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B

OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Notes to the Financial Statements

December 31, 2014

*

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Rider charges and account fees are calculated daily beginning on the day after the rider/account effective date and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. The account fees for Income Advantage Account are 1.00% for Single Income Advantage Payments and 1.15% for Joint Income Advantage Payments and are excluded from the expense ratio. Please refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.00% and 1.75% and are excluded from the expense ratio.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

****

Units Outstanding excludes units for annuitized contracts and Seed Shares. Total Net Assets includes the net assets of the annuitized contracts and Seed Shares. Total net assets of annuitized contracts at December 31, 2014, 2013, 2012, 2011, and 2010, are $10,039, $10,180, $6,420, $6,117, and $7,533, respectively.

1.	Period from April 30, 2010 (fund commencement) to December 31, 2010
2.	Period from January 21, 2011 (fund commencement) to December 31, 2011
3.	Period from March 11, 2011 (fund commencement) to December 31, 2011
4.	Period from May 2, 2011 (fund commencement) to December 31, 2011
5.	Period from January 23, 2012 (fund commencement) to December 31, 2012
6.	Period from April 30, 2012 (fund commencement) to December 31, 2012
7.	Period from September 17, 2012 (fund commencement) to December 31, 2012
8.	Period from October 26, 2012 (fund commencement) to December 31, 2012
9.	Period from January 27, 2014 (fund commencement) to December 31, 2014
10.	Period from April 28, 2014 (fund commencement) to December 31, 2014

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2014, that require adjustment to the financial statements.

101